As filed with the Securities and Exchange Commission on January 10, 2007


                                            Securities Act File No. 333-138220
                                     Investment Company Act File No. 811-08002
================================================================================


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

   -----------------------------------------------------------------------

                                   FORM N-2


      |X|     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
      |X|                  PRE-EFFECTIVE AMENDMENT NO. 2
      | |              POST-EFFECTIVE AMENDMENT NO. AND/OR
      |X|  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
      |X|                         AMENDMENT NO. 5


                   -----------------------------------------

                            Korea Equity Fund, Inc.
              (Exact Name of Registrant as Specified in Charter)

                    Two World Financial Center, Building B
                           New York, New York 10281
                   (Address of Principal Executive Offices)

                   -----------------------------------------

                                (800) 833-0018
             (Registrant's Telephone Number, including Area Code)

                   -----------------------------------------

                             Mr. Hiroshi Terasaki
                            Korea Equity Fund, Inc.
                    Two World Financial Center, Building B
                           New York, New York 10281
                    (Name and Address of Agent for Service)

                   -----------------------------------------


                                  Copies to:
        John A. MacKinnon, Esq.                  Leonard B. Mackey, Jr., Esq.
           Sidley Austin LLP                        Clifford Chance US LLP
          787 Seventh Avenue                          31 West 52nd Street
       New York, New York 10019                   New York, New York 10019


                   -----------------------------------------

             Approximate date of proposed public offering: As soon
                as practicable after the effective date of this
                            Registration Statement.

                   -----------------------------------------
         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. | |

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. | |

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. | |

         If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. | |


       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933



=======================================================================================================================
                                                            Proposed             Proposed
             Title of                     Amount             Maximum              Maximum              Amount of
            Securities                    Being          Offering Price          Aggregate            Registration
         Being Registered             Registered (1)      Per Unit (1)       Offering Price (1)         Fee (1)
-----------------------------------------------------------------------------------------------------------------------
Common Stock ($.10 par value)           2,803,000               $11.21          $31,421,630               $3,317(2)

=======================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee. Based on the average of the high and low prices reported on the New York Stock Exchange on January 4, 2007 (i.e., a specified date within 5 business days prior to the date of filing this registration statement).

(2)  $107 of this amount was previously paid.



   -----------------------------------------------------------------------

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.




PRELIMINARY PROSPECTUS          Subject to Completion           January 10, 2007
--------------------------------------------------------------------------------
[LOGO]
Korea Equity Fund, Inc.
2,803,000 Shares of Common Stock
Issuable Upon Exercise of Rights to Subscribe for Such Shares
--------------------------------------------------------------------------------

Korea Equity Fund, Inc., a Maryland corporation (the "Fund"), is issuing transferable rights ("Rights") to its stockholders of record as of the close of business on January 19, 2007 (the "Record Date") entitling the holders of these Rights to subscribe (the "Offer") for an aggregate of 2,803,000 shares of common stock, par value $0.10 per share (the "Common Stock"). Stockholders of record will receive one Right for each outstanding Fund share owned on the Record Date. The Rights entitle the holders to purchase one new share of Common Stock for every three Rights held, and stockholders of record who fully exercise their Rights will be entitled to subscribe, subject to certain limitations and subject to allotment, for additional shares of Common Stock covered by any unexercised Rights. The Fund's outstanding Common Stock is listed on the New York Stock Exchange ("NYSE") and the Boston Stock Exchange under the symbol "KEF." The Rights are transferable and the Fund intends to apply to list the Rights for trading on the NYSE under the symbol "KEF.RT" during the course of the Offer. The Fund's outstanding Common Stock is also listed on the Osaka Securities Exchange. See "The Offer" for a complete discussion of the terms of the Offer. The subscription price per share will be 90% of the average of the last reported sales price of the Fund's Common Stock on the NYSE on the date on which the Offer expires and the four immediately preceding trading days (the "Formula Price"); provided, however, that in no event shall the subscription price be less than 80% of the net asset value per share of the Fund's Common Stock at the close of trading on the NYSE on the date on which the Offer expires. If the Formula Price is less than 80% of the net asset value per share of the Fund's Common Stock at the close of trading on the date on which the Offer expires, the subscription price will be 80% of the net asset value per share on that day.


The Offer will expire at 5:00 p.m., New York City time, on February 16, 2007, unless extended as described herein (the "Expiration Date").


The net asset value per share ("NAV") of the Fund's Common Stock at the close of business on January 11, 2007 (the last trading date prior to the date of this prospectus on which we determined net asset value) was $[ ] and the last reported sale price of a share on the NYSE on that date was $[ ].


The Fund is a non-diversified, closed-end management investment company whose primary investment objective is to provide stockholders with long-term capital appreciation through investment primarily in equity securities of Korean companies. See "Investment objective and policies" and "Investment restrictions" in this prospectus.


Investment in the Fund's Common Stock involves certain risks that are not typically associated with investments in securities of U.S. issuers. See "Risk factors and special considerations." Because the subscription price per share for the Offer will be less than the Fund's then current NAV per share, the completion of the Offer will result in an immediate dilution of NAV per share for all existing stockholders. Such dilution is not currently determinable because it is not known how many shares will be subscribed for, what the NAV or market price of the Fund's Common Stock will be on the Expiration Date or what the subscription price will be. If the subscription price per share is substantially less than the Fund's then current NAV per share, such dilution could be substantial. Any such dilution will disproportionately affect nonexercising stockholders. All stockholders will experience a decrease in the NAV per share held by them, irrespective of whether they exercise all or any portion of their rights. See "Prospectus summary--Risk Factors and Special Considerations at a Glance--As a result of this Offer, you will incur immediate economic dilution, and, if you do not exercise all of your Rights, you will incur voting dilution."

Neither the U.S. Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                                                                                         Per share       Total(4)
--------------------------------------------------------------------------------------- ------------- ----------------
Estimated subscription price(1)                                                         $             $
--------------------------------------------------------------------------------------- ------------- ----------------
Estimated sales load(1)(2)                                                              $             $
--------------------------------------------------------------------------------------- ------------- ----------------
Proceeds, before expenses, to the Fund(1)(3)                                            $             $
----------------------------------------------------------------------------------------------------------------------

                                                USB Investment Bank
                                                                          (footnotes continued on inside front cover)

(continued from previous page)


This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing and should be retained for future reference. Stockholders may obtain additional information about the Fund from the Fund's reports filed with the SEC. You may obtain a copy of the Fund's reports filed with the SEC by contacting The Altman Group, Inc., the information agent for the Offer (the "Information Agent"), at the toll-free telephone number below. You may also request other information about the Fund or make stockholder inquiries by calling the Fund toll-free at (800) 833-0018. In addition, the reports filed with the SEC, including material incorporated by reference into this prospectus, are available at the SEC's website at www.sec.gov. The reports are not available on the Fund's website because the Fund believes that making the reports available on the Fund's website will not be cost effective.

For information regarding the Offer, please contact the Information Agent at 1-(800) 317-8025.


(notes from previous page)


(1) The estimated subscription price is based upon 90% of the last reported sale price per share of the Fund's Common Stock on the NYSE on January 11, 2007. See "The Offer--Subscription Price."
(2) In connection with the Offer, UBS Securities LLC, the dealer manager for the Offer (the "Dealer Manager"), will receive a fee from the Fund for its financial advisory, marketing and soliciting services equal to 3.75% of the subscription price per share for each share issued pursuant to the Offer. The Dealer Manager will reallow a part of its fees to other broker-dealers that have assisted in soliciting the exercise of Rights. The Fund has also agreed to pay the Dealer Manager up to $100,000 as a partial reimbursement for its expenses incurred in connection with the Offer. The Fund and Nomura Asset Management U.S.A. Inc., the Fund's manager, have also agreed to indemnify the Dealer Manager against certain liabilities under the Securities Act of 1933, as amended (the "1933 Act").
(3) Before deduction of offering expenses incurred by the Fund, estimated at $600,000, including an aggregate of up to $100,000 to be paid to the Dealer Manager as partial reimbursement for its expenses.
(4)      Assumes all Rights are exercised at the estimated subscription price.



                   ----------------------------------------


As used in this prospectus, unless otherwise specified, "Korea" refers to the Republic of Korea, "dollar," "$," "US$" or "U.S. Dollar" refers to the United States dollar and "Won" or "W" refers to the Korean Won. No representation is made that the Won or dollar amounts shown in this prospectus could have been or could be converted into dollars or Won as the case may be, at any particular rate at all. See "Risk factors and special considerations--Risks relating to the Fund and its operations--Foreign currency fluctuations could adversely affect the Fund's performance" for additional information on the historical rate of exchange between the dollar and the Won.

Prospectus summary


The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere or incorporated by reference in this prospectus. It may not contain all of the information that is important to each stockholder. Accordingly, to understand the Offer fully, stockholders are encouraged to read the entire document carefully. Unless otherwise indicated, the information in this prospectus assumes that the Rights issued are all exercised.

THE OFFER AT A GLANCE

The Offer


The Fund is issuing to stockholders of record as of the close of business on January 19, 2007 (the "Record Date") one transferable Right for each outstanding Fund share. Each stockholder on the Record Date that continues to hold Rights and each other holder of the Rights is entitled to subscribe for one new share of Common Stock for every three Rights held (1 for 3). The Fund will not issue fractional shares of its Common Stock upon the exercise of Rights; accordingly, Rights may be exercised only in multiples of three.

The Rights will expire at, and therefore cannot be exercised after, 5:00 p.m., New York City time, on February 16, 2007, unless the Offer is extended by the Fund (the "Expiration Date"). The Rights are transferable and the Fund intends to apply to list them for trading on the NYSE under the symbol "KEF. RT." See "The Offer--Terms of the Offer."


In this prospectus, we use the terms "Shares" to refer to any outstanding shares of Common Stock and shares of Common Stock to be issued pursuant to the exercise of the Rights, "Stockholders" to refer to any person that holds Shares, "Record Date Stockholders" to refer to those stockholders that held their Shares on the Record Date and "Existing Rights Holders" to refer to (i) those persons that are Record Date Stockholders to whom the Rights were issued initially to the extent that a Record Date Stockholder continues to hold Rights and (ii) any subsequent transferees of the Rights that continue to hold the Rights.

Purpose of the Offer

The Board of Directors of the Fund ("Board of Directors") has determined that the Offer is in the best interests of the Fund and its existing Stockholders because it represents an opportunity to increase the assets of the Fund available for investment, thereby enabling the Fund to take advantage more fully of existing and future investment opportunities that may be or may become available, consistent with the Fund's investment objective of long-term capital appreciation, through investment primarily in equity securities of Korean companies.

An increase in the assets of the Fund available for investment would enable the Fund to be in a better position to take advantage of attractive investment opportunities arising in the Korean securities markets. Due to a combination of positive economic and securities market developments, the Board of Directors and Nomura Asset Management U.S.A. Inc., the Fund's manager ("Manager"), believe that now is an opportune time to raise assets for the Fund to invest in equity securities of Korean companies. The Board of Directors and the Manager also believe that an increase in the size of the Fund may result in a modest reduction in the Fund's expense ratio. There can be no assurance that the Offer will be successful or that, by increasing the size of the Fund, the Fund's expense ratio will be lowered. See "The Offer--Purpose of the Offer."

Subscription Price


The subscription price per Share (the "Subscription Price") will be 90% of the average of the last reported sales price of the Fund's Common Stock on the NYSE on the Expiration Date and the four immediately preceding trading days (the "Formula Price"); provided, however, that in no event shall the Subscription Price be less than 80% of the net asset value per Share of the Fund's Common Stock at the close of trading on the NYSE on the Expiration Date. If the Formula Price is less than 80% of the net asset value per Share of the Fund's Common Stock at the close of trading on the Expiration Date, the Subscription Price will be 80% of the net asset value per Share on that day. See "The Offer--Subscription Price."


Over-Subscription Privilege

Record Date Stockholders who fully exercise all Rights issued to them (other than those Rights to acquire less than one Share, which cannot be exercised) are entitled to subscribe for additional Shares which were not subscribed for by other Record Date Stockholders. If sufficient Shares are available, all Record Date Stockholders' over-subscription requests will be honored in full. If these requests for Shares exceed the Shares available, the available Shares will be allocated pro-rata among Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund. See "The Offer--Over-Subscription Privilege."

Sale of Rights

The Rights are transferable until the last Business Day prior to the Expiration Date of the Offer. The Fund intends to apply to list the Rights for trading on the NYSE under the symbol "KEF.RT" during the course of the Offer. The Dealer Manager will seek to ensure that an adequate trading market for the Rights will exist. No assurance can be given that a market for the Rights will develop. Trading in the Rights on the NYSE is expected to be conducted until the close of trading on the NYSE on the last business day prior to the Expiration Date. See "The Offer--Sale of Rights."

Use of Proceeds


The net proceeds of the Offer, assuming all Shares offered hereby are sold, are estimated to be approximately $[ ], after deducting offering expenses and fees paid to the Dealer Manager estimated to be $600,000. The Manager, Nomura Asset Management Co. Ltd., the Fund's investment adviser (the "Investment Adviser"), and the Fund's two sub-advisers, Nomura Asset Management Hong-Kong Limited ("NAM-Hong Kong") and Nomura Asset Management Singapore Limited ("NAM-Singapore" and, together with NAM-Hong Kong, the "Sub-Advisers" and, together with the Manager and the Investment Adviser, the "Advisers"), anticipate that investment of the net proceeds of the Offer in accordance with the Fund's investment objective and policies will take approximately seven business days after completion of the Offer. However, the investment of the net proceeds may take up to one month from completion of the Offer, depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the net proceeds will be invested in Won-denominated or U.S. dollar-denominated fixed-income securities and other permitted investments. See "Use of proceeds."


How to Obtain Subscription Information

o    Contact your broker-dealer, trust company, bank or other nominee, or


o    Contact the Information Agent toll-free at 1-(800) 317-8025.

How to Subscribe

o Deliver a completed subscription certificate ("Subscription Certificate") and payment to the Subscription Agent by the Expiration Date, or

o If your Shares are held in an account with your broker-dealer, trust company, bank or other nominee, have your broker-dealer, trust company, bank or other nominee deliver a notice of guaranteed delivery ("Notice of Guaranteed Delivery") to the Subscription Agent by the Expiration Date.

Subscription Agent

The Subscription Agent for the Offer is:


     The Colbent Corporation
     161 Bay State Drive
     Braintree, Massachusetts 02184


Restrictions on Foreign Stockholders


The Fund will not mail Subscription Certificates to Record Date Stockholders whose record addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia). The Subscription Agent will hold the Rights to which those Subscription Certificates relate for such Stockholders' accounts until instructions are received to exercise the Rights or sell the Rights, subject to applicable law. If no instructions have been received by 5:00 p.m., New York City time, on February 13, 2007, three business days prior to the Expiration Date (or, if the subscription period is extended, on or before three business days prior to the extended Expiration Date), the Subscription Agent will transfer the Rights of these Stockholders to the Dealer Manager, which will either purchase the Rights or use its best efforts to sell the Rights. The net proceeds, if any, from the sale of those Rights by or to the Dealer Manager will be remitted to these Stockholders. See "The Offer--Foreign Stockholders."


Distribution Arrangements


UBS Securities LLC will act as Dealer Manager for the Offer. Under the terms and subject to the conditions contained in a Dealer Manager Agreement between the Fund, the Manager and the Dealer Manager, the Dealer Manager will provide financial advisory services and marketing assistance in connection with the Offer and will solicit the exercise of Rights and participation in the over-subscription privilege by Record Date Stockholders. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for financial advisory, marketing and soliciting services equal to 3.75% of the Subscription Price per Share for Shares issued pursuant to the exercise of Rights and the over-subscription privilege. The Dealer Manager will reallow a part of its fees to other broker-dealers that have assisted in soliciting the exercise of Rights. The Fund has also agreed to pay the Dealer Manager up to $100,000 as a partial reimbursement for its expenses incurred in connection with the Offer. The Fund and the Manager have also agreed to indemnify the Dealer Manager against certain liabilities under the Securities Act of 1933, as amended (the "1933 Act"). See "The Offer--Distribution Arrangements."

IMPORTANT DATES TO REMEMBER

Record Date                                                                  January 19, 2007

Subscription Period                                                          January 19, 2007--
                                                                                February 16, 2007*

Expiration Date                                                              February 16, 2007*

Deadline for Subscription Certificates and Payment for Shares+               February 16, 2007*

Deadline for Notice of Guaranteed Delivery+                                  February 16, 2007*

Deadline for Payment Pursuant to Notice of Guaranteed Delivery               February 22, 2007*

Confirmation Mailed to Exercising Rights Holders                             February 26, 2007*

Final Payment for Shares**                                                   March 9, 2007*
[GRAPHIC OMITTED]

--------
*    Unless the Offer is extended.
+ A person exercising Rights must deliver either (i) a Subscription Certificate and payment for Shares or (ii) a Notice of Guaranteed Delivery by the Expiration Date, unless the Offer is extended.
** Additional amount due (in the event the Subscription Price exceeds the estimated Subscription Price).


THE FUND AT A GLANCE

The Fund


The Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation. As of January 11, 2007, the Fund's net asset value per Share ("NAV") was $[ ]. See "The Fund."


Exchange Listed


As of January 11, 2007, the Fund had 8,409,000 Shares of Common Stock outstanding. The Fund's Common Stock is traded on the NYSE and the Boston Stock Exchange under the symbol "KEF." As of January 11, 2007, the last reported sales price of a Share of the Fund was $[ ]. The Rights are transferable and the Fund intends to apply to list the Rights for trading on the NYSE under the symbol "KEF.RT" during the course of the Offer. The Fund's Common Stock is also listed on the Osaka Securities Exchange.


See "The Fund--Description of Common Stock."

Investment Objective

The Fund's investment objective is to provide Stockholders with long-term capital appreciation through investment primarily in equity securities of Korean companies (as determined in accordance with the Fund's investment policies). No assurance can be given that the Fund's investment objective will be achieved. See "Investment objective and policies."

Investment Policies


The Fund has adopted a policy to invest, under normal circumstances, at least 80% of its total assets in equity securities of Korean companies. Equity securities include common stocks, preferred stocks, rights or warrants to purchase common or preferred stock and debt securities convertible into common or preferred stock. The Fund defines Korean companies to be entities (i) that are organized under the laws of Korea and conduct business in Korea, (ii) that derive 50% or more of their total revenues from business in Korea or (iii) the equity or debt securities of which are traded principally in Korea. The policy of investing at least 80% of the Fund's total assets in equity securities of Korean companies can be changed by the Board of Directors of the Fund, provided that Shareholders are provided with at least 60 days' prior notice of any change in such policy. If the Board of Directors did eliminate this policy, the Fund would still be subject to a fundamental policy, which may only be amended with the approval of a majority of the Fund's outstanding shares, that the Fund will, under normal circumstances, invest at least 65% of its total assets in equity securities of Korean companies.

The Fund may not invest more than 20% of its total assets in rights or warrants to purchase equity securities. The Fund may invest up to 25% of its total assets in securities for which there is no ready market.

While the Fund's policy to invest, under normal circumstances, at least 80% of its total assets in equity securities of Korean companies is in effect, the Fund may invest up to 20% of its total assets in non-convertible debt securities provided that such securities are rated, at the time of investment, BBB or higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or rated of equivalent credit quality by an internationally recognized statistical rating organization or, if not so rated, of equivalent credit quality, as determined by the Fund's Manager. Non-convertible debt securities in which the Fund may invest include U.S. dollar- or Won-denominated debt securities issued by the Korean government or Korean companies, to the extent permitted by Korean laws and regulations, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. If the limitation on equity investments is revised, the Fund would remain subject to a fundamental policy under which it may invest up to 35% of its total assets in non-convertible debt securities provided that such securities are rated, at the time of investment, BBB or higher by S&P, or Baa or higher by Moody's or rated of equivalent credit quality by an internationally recognized statistical rating organization or, if not so rated, of equivalent credit quality, as determined by the Fund's Manager.

Certain investment practices in which the Fund is authorized to engage, such as certain currency hedging techniques, the lending of portfolio securities, forward commitments, standby commitment agreements and the purchase or sale of put and call options are limited or not currently permitted under Korean laws or regulations. The Fund may engage in these investment practices to the extent the practices become permissible under Korean law in the future or with respect to investments outside of Korea. For temporary defensive purposes, the Fund may vary from its investment policies during periods in which, in the Manager's judgment, conditions in the Korean securities markets or other economic or political conditions in Korea warrant. No assurance can be given that the Fund's investment objective will be achieved. See "Investment Objective and Policies."


The Fund is a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). See "Investment restrictions."

Manager, Investment Adviser and Sub-Advisers

Nomura Asset Management U.S.A. Inc. acts as the Fund's manager and its parent, Nomura Asset Management Co., Ltd., acts as the Fund's investment adviser pursuant to a contract with the Manager. The Manager and the Investment Adviser (including their predecessors) have served in these capacities since the Fund commenced operations in 1993. Effective July 24, 2001, the Stockholders of the Fund approved the Investment Adviser's retaining its wholly-owned subsidiaries, NAM-Hong Kong and NAM-Singapore, as investment sub-advisers for the Fund. The Manager, the Investment Adviser and the Sub-Advisers are affiliated with Nomura Securities Co., Ltd., the largest securities company in Japan. The Manager, the Investment Adviser and the Sub-Advisers, together with their affiliates, had approximately $201.6 billion in assets under management as of October 31, 2006. See "Management and investment advisory arrangements."

Compensation of the Manager, the Investment Adviser and the Sub-Advisers

As compensation for its services to the Fund pursuant to the Fund's management agreement, the Manager receives a monthly fee at the annual rate of 0.85% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of accrued liabilities of the Fund). For services performed, the Investment Adviser receives a monthly fee from the Manager at the annual rate of 0.495% of the Fund's average weekly net assets. For services performed, the Investment Adviser pays NAM-Singapore a monthly fee at the annual rate of 0.225% of the Fund's average weekly net assets. For services performed, the Investment Adviser pays NAM-Hong Kong a monthly fee at the annual rate of 0.045% of the Fund's average weekly net assets.

The Manager, the Investment Adviser and the Sub-Advisers will benefit from the Offer because their fees are based on the net assets of the Fund. See "Management and investment advisory arrangements--Compensation and Expenses."

Custodian

Brown Brothers Harriman & Co. acts as the Fund's custodian.

Transfer Agent, Dividend-Paying Agent and Registrar

Computershare Investor Services acts as the Fund's dividend-paying agent and as transfer and service agent and registrar for the Fund's Common Stock and dividend reinvestment plan.

RISK FACTORS AND SPECIAL CONSIDERATIONS AT A GLANCE

YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING FACTORS, AS WELL AS THE OTHER INFORMATION IN THIS PROSPECTUS, BEFORE MAKING AN INVESTMENT IN THE FUND UNDER THIS OFFER. For a more complete discussion of the risk factors and special considerations involved in investing in the Fund's Shares, see "Risk factors and special considerations."

AS A RESULT OF THIS OFFER, YOU WILL INCUR IMMEDIATE ECONOMIC DILUTION AND, IF YOU DO NOT EXERCISE ALL OF YOUR RIGHTS, YOU WILL INCUR VOTING DILUTION.


You will experience a dilution of the aggregate NAV upon the completion of the Offer because the Subscription Price will be less than the Fund's then current NAV per Share. This dilution, which may be substantial, will be experienced by all Stockholders, irrespective of whether they exercise all or any portion of their Rights, although nonexercising Stockholders will experience disproportionate dilution.

In addition, whether or not you exercise your Rights, you will experience a dilution of NAV because you will indirectly bear the expenses of this Offer, which include, among other items, SEC registration fees, printing expenses and the fees assessed by service providers (including the cost of the Fund's counsel and independent registered public accounting firm). This dilution of NAV will disproportionately affect Stockholders who do not exercise their Rights. We cannot state precisely the amount of any decrease because we do not know at this time how many Shares will be subscribed for or what the NAV and Subscription Price will be at the pricing date.

In addition to the economic dilution described above, if you do not exercise all of your Rights, you will incur voting dilution as a result of this Offer. This voting dilution will occur because you will own a smaller proportionate interest in the Fund after the Offer than you owned prior to the Offer.

The fact that the Rights are transferable may reduce the effects of economic dilution as a result of the Offer. Existing Rights Holders can transfer or sell their Rights. The cash received from the sale of Rights is partial compensation for any such possible dilution. There can be no assurance, however, that a market for the Rights will develop or that the Rights will have any value in that market.

See "Risk factors and special considerations--Risks Relating to the Offer--You will incur immediate economic dilution, and if you do not exercise all of your Rights, you will incur voting dilution."

YOU MAY LOSE MONEY BY INVESTING IN THE FUND.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

Among the principal risks of investing in the Fund is market risk, which is the risk that the value of your investment may fluctuate as stock markets in Korea fluctuate.

As an investment company that primarily holds common stocks, the Fund's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. The Fund may remain substantially invested during periods when stock prices generally rise and also during periods when they generally decline. Risks are inherent in investments in equities, and Fund's Stockholders should be able to tolerate significant fluctuations in the value of their investment in the Fund.

See "Risk factors and special considerations--Risks Relating to the Offer--You may lose money by investing in the Fund."

INVESTING IN KOREA INVOLVES CERTAIN RISKS AND SPECIAL CONSIDERATIONS NOT TYPICALLY ASSOCIATED WITH INVESTING IN U.S. COMPANIES.

Investing in Korean securities involves certain risks and special considerations not typically associated with, or different from considerations associated with, investing in the securities of established U.S. companies, including:

o political, economic and social instability, including increasing militarization in North Korea;

o certain restrictions on foreign investment in the Korean securities markets which will preclude investment in certain securities by the Fund and limit investment opportunities for the Fund;

o fluctuations in the rate of exchange between the U.S. Dollar and the Won with the resultant fluctuations in the net asset value of the Fund (which is expressed in dollars);

o substantial government involvement in, and influence on, the economy and the private sector;

o the substantially smaller size and lower trading volume of the securities markets for Korean equity securities compared to the U.S. securities markets, resulting in a potential lack of liquidity and increased price volatility;

o the risk that the sale of portfolio securities by large Korean institutional investors may adversely impact the market value of securities in the Fund's portfolio;

o the risk that less information with respect to Korean companies may be available due to the fact that Korean accounting, auditing and financial reporting standards are not equivalent to those applicable to U.S. companies; and

o heavy concentration of market capitalization and trading volume in a small number of issuers, which results in potentially fewer investment opportunities for the Fund.

These risks are described in more detail under "Risk factors and special considerations--Risks Relating to the Fund and its Operations--Political and economic factors in Korea may adversely affect the Fund's performance;" "--Investment restrictions and foreign exchange controls may adversely affect the Fund's performance;" "--Korea has different corporate disclosure, governance and regulatory requirements than you may be familiar with in the United States;" "--The Fund may have difficulty enforcing foreign judgments against Korean companies or their management;" "--Foreign currency fluctuations could adversely affect the Fund's performance;" "--If the Fund repatriates investments during exchange rate fluctuations, it may have an adverse impact on the Fund's performance;" "--Investments in Korean companies may expose the Fund to greater investment risk;" "--The Fund's ability to hedge against foreign currency risks may adversely affect the Fund's net asset value;" "--The Korean government has substantial influence on the private sector;" "--Market volatility in Korea could adversely affect the Fund's performance;" and "--Korea has different laws regarding the custody of Korean securities than you may be familiar with in the United States."

THE FOCUS OF THE FUND'S INVESTMENTS IN SPECIFIC ECONOMIC SECTORS AND RELATED INDUSTRIES MAY EXPOSE IT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.


From time to time, the Fund may invest a greater proportion of its assets in the securities of companies that are part of specific sectors and related industries of the Korean economy. For example, at October 31, 2006, the Fund maintained 56.4% of its total assets in the securities of Korean companies in the consumer electronics, services and banking and financial services sectors. The Fund is therefore subject to greater risk of loss with respect to its portfolio securities as a result of its focus on such sectors and related industries. See "Risk factors and special considerations--Risks Relating to the Fund and its Operations--The focus of the Fund's investments in specific economic sectors and related industries may expose it to greater risk of loss with respect to its portfolio securities."


THERE ARE NO FIXED LIMITATIONS REGARDING PORTFOLIO TURNOVER.

Frequency of portfolio turnover is not a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that its annual portfolio turnover rate will not exceed 100%. For the fiscal year ended October 31, 2006, the Fund's portfolio turnover rate was 31%. A high rate of portfolio turnover involves correspondingly greater aggregate payments for brokerage commissions, which expenses must be borne by the Fund and its Stockholders. In addition, a high rate of portfolio turnover may result in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends. See "Risk factors and special considerations--Risks Relating to the Fund and its Operations--There are no fixed limitations regarding portfolio turnover."

THE FUND'S ABILITY TO HEDGE AGAINST FOREIGN CURRENCY RISKS MAY ADVERSELY AFFECT THE FUND'S NET ASSET VALUE.

The Fund may engage in a variety of foreign currency exchange transactions. Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Advisers' views as to certain market movements are incorrect, the risks that the use of hedging could result in losses greater than if hedging had not been used. The Fund has not previously entered into transactions to hedge against foreign currency risks. However, if the Fund does enter into any such transactions, the Fund will deposit in a segregated account with its custodian liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the SEC in an amount consistent with applicable SEC guidelines. There can be no assurance that the Fund will employ a foreign currency hedge at any given time, nor can there be any assurance that the Fund will be able to do this hedging successfully. See "Investment objective and policies--Other Investment Policies--Other Investment Practices;" and "Risk factors and special considerations--Risks Relating to the Fund and its Operations--The Fund's ability to hedge against financial risks may adversely affect the Fund's net asset value."

IF THE FUND FAILS TO QUALIFY AS A REGULATED INVESTMENT COMPANY, THE FUND WILL BE TAXED AS A CORPORATION.

If in any taxable year the Fund fails to qualify as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the "Code"), the Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its Stockholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate Stockholders and the dividends-received deduction for corporate Stockholders. See "Taxation--U.S. Tax Considerations;" and "Risk factors and special considerations--Risks Relating to the Fund and its Operations--If the Fund fails to qualify as a regulated investment company the Fund will be taxed as a corporation."

THE FUND'S SHARES CURRENTLY TRADE AND MAY CONTINUE TO TRADE AT A DISCOUNT FROM NET ASSET VALUE.

Since the Fund's commencement of operations in 1993, the Fund's Shares of Common Stock have traded on the NYSE at both a premium and a discount from NAV, although the Shares have generally traded at a discount from NAV. The Fund's officers have not determined the reasons why the Common Stock has generally traded at a discount from NAV, nor can they predict whether the Common Stock will continue to trade at a discount from NAV, and if so, the level of such discount. The Fund's Shares have traded at discounts of as much as 22.5% in the past five years. See "Risk factors and special considerations--Risks Relating to the Fund and its Operations--The Fund's Shares currently trade and may continue to trade at a discount from net asset value."

THE FUND'S STATUS AS A "NON-DIVERSIFIED" INVESTMENT COMPANY MAY EXPOSE IT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

The Fund is classified as a "non-diversified" management investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. As a result, the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holdings sufficiently to be classified as a "diversified" management investment company. See "Risk factors and special considerations--Risks Relating to the Fund and its Operations--The Fund's status as a "non-diversified" investment company may expose it to greater risk of loss with respect to its portfolio securities."

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND PROVISIONS IN THE FUND'S CHARTER AND BYLAWS MAY HAVE THE EFFECT OF DEPRIVING YOU OF AN OPPORTUNITY TO SELL YOUR SHARES AT A PREMIUM.


The Fund's charter (the "Charter") and Amended and Restated Bylaws (the "Bylaws") and the Maryland General Corporation Law (the "MGCL") include provisions that could limit the ability of other persons to acquire control of the Fund, to convert the Fund to an open-end investment company or to change the composition of the Fund's Board of Directors. The Fund has adopted measures that may make it difficult for another person or entity to obtain control of the Fund.

Additionally, Charter provisions include various supermajority vote requirements (which require the vote of two-thirds of outstanding Shares in certain circumstances) to approve extraordinary corporate actions such as a merger or consolidation, the sale of all or substantially all of the Fund's assets, the liquidation or dissolution of the Fund and certain Charter amendments.

The foregoing provisions may be regarded as "anti-takeover" provisions and may have the effect of depriving Stockholders of an opportunity to sell their Shares at a premium over prevailing market prices. See "Capital stock--Certain Provisions of Maryland General Corporation Law and the Charter and Bylaws;" and "Risk factors and special considerations--Risks Relating to the Fund and its Operations--Certain Provisions of the Maryland General Corporation Law and Provisions in the Fund's Charter and Bylaws May Have the Effect of Depriving You of an Opportunity to Sell your Shares at a Premium."


THE OPERATING EXPENSES OF THE FUND MAY BE HIGHER THAN INVESTMENT COMPANIES THAT INVEST PRIMARILY IN THE SECURITIES OF U.S. COMPANIES.

The Fund's estimated annual operating expenses may be higher than those of most other investment companies that invest predominately in the securities of U.S. companies. In addition, brokerage commissions, custodial fees and other fees are generally higher for investments in foreign securities markets. As a result of these higher expected operating expenses, the Fund needs to generate higher relative returns to provide investors with an equivalent economic return. See "Fund expenses" and "Risk factors and special considerations--Risks Relating to the Fund and its Operations--The operating expenses of the Fund may be higher than investment companies that invest primarily in the securities of U.S. companies."

Fund expenses


    Stockholder transaction expenses
         Sales load (as a percentage of the subscription price)(1)...................................  3.75%
         Dividend reinvestment plan fees.............................................................  None

                                                                                            (as a percentage of net assets
                                                                                              attributable to the common
                                                                                                       stock)(2)
-----------------------------------------------------------------------------------------------------------------------------
    Annual expenses
          Management fee.......................................................................          0.85%
          Other expenses ......................................................................         [    ]%

          Total annual expenses(3) ............................................................         [    ]%


     (1) The Fund has agreed to pay the Dealer Manager for its financial advisory, marketing and soliciting services a fee equal to 3.75% of the aggregate subscription price for the Shares issued pursuant to the Offer and to reimburse the Dealer Manager in part for its out-of-pocket expenses up to $100,000. In addition, the Fund has agreed to pay a fee to each of the Subscription Agent and the Information Agent estimated to be $15,000 and $10,000, respectively (including reimbursement for their out-of-pocket expenses related to the Offer). Total offering expenses are estimated to be $600,000, which assumes that the Offer is fully subscribed. These fees will be borne by the Fund and indirectly by all of the Fund's Stockholders, including those who do not exercise their Rights. See "Distribution Arrangements."
     (2) Fees payable under the Management Agreement are calculated on the basis of the Fund's average weekly net assets. See "Management and investment advisory arrangements." "Other expenses" have been estimated by annualizing actual expenses through the second fiscal quarter.
     (3) The indicated [ ]% expense ratio assumes that the Offer is fully subscribed, yielding estimated net proceeds of approximately $[ ] (assuming a subscription price of $[ ] as of January 11, 2007), and that, as a result, based on the Fund's net assets of $[ ] on January 11, 2007, the net assets attributable to Stockholders would be $[ ] upon completion of the Offer. It also assumes that net assets attributable to Stockholders will not increase or decrease due to currency fluctuations.


The above table is intended to assist the Fund's investors in understanding the various costs and expenses associated with investing in the Fund through the exercise of Rights.

                             Hypothetical example

An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:


           1 Year                       3 Years                       5 Years                   10 Years
-----------------------------------------------------------------------------------------------------------------
            $51                           $78                          $108                       $193

This hypothetical example assumes that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under "Annual expenses" above remain the same in the years shown. The above tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Shares. This hypothetical example reflects all recurring and non-recurring fees, including payment of the 3.75% sales load and other expenses incurred in connection with the Offer. Each year's figure includes all expenses of the Offer. For more complete descriptions of certain of the Fund's costs and expenses, see "Management of the Fund" and "Management and investment advisory arrangements."


The hypothetical example should not be considered a representation of future expenses or rate of return and actual Fund expenses may be greater or less than those shown.

                             Financial Highlights


The following information, insofar as it relates to the three years ended October 31, 2006, has been audited by Ernst & Young LLP, the independent registered public accounting firm for the Fund, whose report thereon was unqualified. Prior to that time, the information was audited by a different independent registered public accounting firm for the Fund, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto incorporated by reference in this prospectus. See "Financial statements."

                                                                             For the Year Ended
                                         -------------------------------------------------------------------------------------------

                                                                                 October 31,
                                         -------------------------------------------------------------------------------------------
                                          2006      2005     2004    2003    2002    2001    2000    1999    1998    1997     1996
Net asset value, beginning of period     $8.18      $5.80    $5.38   $4.28   $3.23   $3.52   $5.63   $2.78   $3.55   $7.42   $10.06
                                         -------------------------------------------------------------------------------------------
  Net investment income (loss)+..        (0.04)    (0.05)   (0.05)  (0.02)  (0.05)  (0.03)  (0.03)  (0.04)  (0.03)  (0.02)   (0.06)
  Net realized and unrealized gain
(loss) on investments and foreign
currency.........................         3.14      2.43     0.47    1.12    1.10   (0.26)  (2.08)   2.89   (0.74)  (3.85)   (2.56)
                                         -------------------------------------------------------------------------------------------
Total from investment operations.         3.10      2.38     0.42    1.10    1.05   (0.29)  (2.11)   2.85   (0.77)  (3.87)   (2.62)
Distributions to stockholders from:                                                                                          (0.02)
  Net investment income..........          -          -        -       -       -       -       -       -       -       -        -

  Net realized capital gains.....          -          -        -       -       -       -       -       -       -       -     (0.02)
                                         -------------------------------------------------------------------------------------------
Total distributions..............          -          -        -       -       -       -       -       -       -       -        -
                                         -------------------------------------------------------------------------------------------
Net asset value, end of period++.        $11.28     $8.18    $5.80   $5.38   $4.28   $3.23   $3.52   $5.63   $2.78   $3.55    $7.42
                                         -------------------------------------------------------------------------------------------
Market value, end of period......        $10.40     $7.85    $5.34   $4.65   $3.73   $2.62  $2.625  $4.375  $2.9375 $3.6875  $7.000
Total Investment Return++........        32.5%      47.0%    14.8%   24.7%   42.4%  (0.2%)  (40.0%)  48.9%  (20.3%) (47.3%)  (23.1%)
Ratio To Average Net Assets/
  Supplemental Data:
  Net assets, end of period (in
000s)                                   $94,852    $68,755  $48,748 $45,204 $36,022 $27,171 $29,578 $47,345 $23,343 $29,873  $62,356
  Operating expenses before waiver
of a portion of the management fee       1.92%      2.93%    2.86%   2.46%   2.50%   3.36%   2.24%   2.22%   3.13%   2.29%    1.89%
  Operating expenses after waiver
of a portion of the management fee       1.68%      2.76%    2.71%   2.31%   2.35%   3.12%   2.20%   2.22%   3.13%   2.29%    1.89%
  Net investment income..........       (0.40%)    (0.70%)  (0.89%) (0.49%) (1.10%) (1.02%) (0.60%) (0.78%) (1.21%) (0.40%)  (0.73%)
  Portfolio turnover.............         31%        41%      50%     58%     99%     37%     50%     34%     25%     22%      53%

+ Based on average shares outstanding.
++ Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total return does not reflect sales commissions.
+++ Based on net asset value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total return does not reflect sales commissions.


Note: Contained above is operating performance for a Share of Common Stock outstanding, total investment return, ratios to average net assets of Stockholders and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's Shares.

The Offer

Purpose of the Offer

The Board of Directors of the Fund has determined that the Offer is in the best interests of the Fund and its existing Stockholders because it represents an opportunity to increase the assets of the Fund available for investment, thereby enabling the Fund to take advantage more fully of existing and future investment opportunities that may be or may become available, consistent with the Fund's investment objective of long-term capital appreciation through investment primarily in equity securities of Korean companies.

An increase in the assets of the Fund available for investment would enable the Fund to be in a better position to take advantage of attractive investment opportunities arising in the Korean securities market. Due to a combination of positive economic and securities market developments, the Board of Directors and the Advisers believe that now is an opportune time to raise Fund assets for investment in securities of Korean companies. There is no assurance that the investment of the proceeds of the Offer will be successful or provide favorable returns.

In reaching its decision, the Board of Directors considered, among other matters, (i) advice by the Advisers that additional assets would permit the Fund to take advantage of available investment opportunities without having to sell portfolio securities that the Advisers believe should be held, (ii) the belief of the Advisers that current market opportunities in securities of Korean companies are attractive and (iii) increasing the size of the Fund through the Offer may result in certain economies of scale which could in turn lower the Fund's expenses as a percentage of net assets. The Board of Directors and the Manager believe that an increase in the size of the Fund may result in a modest reduction in the Fund's expense ratio. Furthermore, the Board of Directors and the Manager believe that any resulting reduced expense ratio would be of long-term benefit to the Fund and its Stockholders, and that a well-subscribed rights offering could increase liquidity on the NYSE where Shares of the Fund's Common Stock are traded. There can be no assurance that the Offer will be successful or that by increasing the size of the Fund, its expense ratio will be lowered.

The Offer provides existing Stockholders the opportunity to purchase additional Shares at a price below market price. The distribution to Record Date Stockholders of transferable Rights, which may themselves have intrinsic value, also will afford non-participating Record Date Stockholders the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests. The Board of Directors also considered the impact of the Offer on the Fund's NAV. For a discussion of the potential impact of the Offer on current Stockholders, such as dilution, see "Risk factors and special considerations."

Structure of the Offer


The Board of Directors retained UBS Securities LLC, the Dealer Manager for the Offer, to provide the Fund with financial advisory, marketing and soliciting services relating to the Offer, including advice with respect to the structure, timing and terms of the Offer. In determining the structure of the Offer, the Board of Directors considered, among other things, using a fixed pricing versus variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on the Fund and its existing Stockholders if the Offer is not fully subscribed, the dilutive effects on the Fund and its existing Stockholders of the Offer and the experience of the Dealer Manager in conducting rights offerings.

ALTHOUGH THE FUND HAS NO PRESENT INTENTION TO DO SO, THE FUND MAY, IN THE FUTURE AND IN ITS DISCRETION, CHOOSE TO MAKE ADDITIONAL RIGHTS OFFERINGS FROM TIME TO TIME FOR A NUMBER OF SHARES AND ON TERMS WHICH MAY OR MAY NOT BE SIMILAR TO THE OFFER. ANY SUCH FUTURE RIGHTS OFFERING WILL BE MADE IN ACCORDANCE WITH THE 1940 ACT.

Terms of the Offer


The Fund is issuing to Record Date Stockholders transferable Rights to subscribe for an aggregate of 2,803,000 Shares. Each Record Date Stockholder is being issued one transferable Right for each outstanding Share owned on the Record Date. The Rights entitle each Record Date Stockholder to acquire Shares at the subscription price one Share for every three Rights held (1 for 3). Rights may be exercised at any time during the subscription period, which commences on January 19, 2007, the Record Date, and ends at 5:00 p.m., New York City time, on February 16, 2007, the Expiration Date, unless extended by the Fund.

The Rights are transferable. The Fund intends to apply to list the Rights for trading on the NYSE under the symbol "KEF.RT" during the course of the Offer. Trading in the Rights on the NYSE is expected to be conducted until the close of trading on February 15, 2006 (or if the Offer is extended, until the last business day prior to the extended Expiration Date). See "The Offer--Sale of Rights." The Shares, once issued, will be listed on the NYSE under the symbol "KEF." The Rights will be evidenced by Subscription Certificates which will be mailed to Record Date Stockholders, except as discussed below under "--Foreign Stockholders."

The Fund will not issue fractional Shares upon the exercise of Rights; accordingly, Rights may be exercised only in multiples of three.

Existing Rights Holders who are not Record Date Stockholders may purchase Shares as described above (the "Primary Subscription"), but are not entitled to subscribe for Shares pursuant to the Over-Subscription Privilege (as defined below). Record Date Stockholders and Existing Rights Holders who purchase Shares in the Primary Subscription and Record Date Stockholders who purchase Shares pursuant to the Over-Subscription Privilege are hereinafter referred to as "Exercising Rights Holders."

Shares not subscribed for during the Primary Subscription will be offered, by means of the Over-Subscription Privilege, to Record Date Stockholders who fully exercise the Rights issued to them pursuant to the Offer (other than those Rights to acquire less than one Share, which cannot be exercised) and who wish to acquire more than the number of Shares they are entitled to purchase pursuant to the exercise of their Rights, subject to certain limitations and subject to allotment. Investors who are not Record Date Stockholders are not entitled to subscribe for any Shares pursuant to the Over-Subscription Privilege. See "--Over-Subscription Privilege" below.

For purposes of determining the number of Shares a Record Date Stockholder may acquire pursuant to the Offer, broker-dealers, trust companies, banks or others whose Shares are held of record by Cede & Co. or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede & Co. or the other depository or nominee on their behalf.


There is no minimum number of Rights which must be exercised in order for the Offer to close.

SUBSCRIPTION PRICE


The subscription price for the Shares ("Subscription Price") to be issued pursuant to the Offer will be 90% of the average of the last reported sales price of the Fund's Common Stock on the NYSE on the Expiration Date and the four immediately preceding trading days (the "Formula Price"); provided, however, that in no event shall the Subscription Price be less than 80% of the net asset value per Share of the Fund's Common Stock at the close of trading on the NYSE on the Expiration Date. If the Formula Price is less than 80% of the net asset value per Share of the Fund's Common Stock at the close of trading on the Expiration Date, the Subscription Price will be 80% of the net asset value per share on that day. For example, if the average of the last reported sale prices of a Share on the NYSE on the Expiration Date and the immediately preceding four trading days is $11.00, the Subscription Price would be $9.90 per Share. Since the Expiration Date will be February 16, 2007
(unless the Fund extends the subscription period), Rights Holders will not know the Subscription Price at the time of exercise and will be required initially to pay for both the Shares subscribed for pursuant to the Primary Subscription and, if eligible, any additional Shares subscribed for pursuant to the Over-Subscription Privilege at the estimated Subscription Price of $[ ] per Share. See "--Payment for Shares" below. Rights Holders who exercise their Rights will have no right to rescind a purchase after receipt of their completed Subscription Certificates together with payment for Shares by the Subscription Agent (as defined below). The Fund does not have the right to withdraw the Rights or cancel the Offer after the Rights have been distributed.

The Fund announced the terms of the Offer after the close of trading on the NYSE on January 9, 2007. The NAV at the close of business on January 9, 2007 (the last trading date on which the Fund publicly reported its NAV prior to the announcement) and on January 11, 2007 (the date of this prospectus) was $11.28 and $[ ], respectively, and the last reported sale price of a Share on the NYSE on those dates was $10.76 and $[ ], respectively.


OVER-SUBSCRIPTION PRIVILEGE

Shares not subscribed for by Existing Rights Holders ("Excess Shares") will be offered, by means of the over-subscription privilege (the "Over-Subscription Privilege"), to the Record Date Stockholders who have fully exercised the Rights issued to them and who wish to acquire more than the number of Shares they are entitled to purchase pursuant to the Primary Subscription. Record Date Stockholders should indicate on the Subscription Certificate, which they submit with respect to the exercise of the Rights issued to them, how many Excess Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Shares remain, all Record Date Stockholders' over-subscription requests will be honored in full. If requests from Record Date Stockholders for Shares pursuant to the Over-Subscription Privilege exceed the Excess Shares available, the available Excess Shares will be allocated pro-rata among Record Date Stockholders who oversubscribe based on the number of Rights originally issued to such Record Date Stockholders. The percentage of remaining Shares each over-subscribing Record Date Stockholder may acquire will be rounded down to result in delivery of whole Shares. The allocation process may involve a series of allocations to assure that the total number of Shares available for over-subscriptions is distributed on a pro-rata basis.

Banks, broker-dealers, trustees and other nominee holders of rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full. Nominee

Holder Over-Subscription Forms and Beneficial Owner Certification Forms will be distributed to banks, brokers, trustees and other nominee holders of rights with the Subscription Certificates.

The Fund will not offer or sell any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

EXPIRATION OF THE OFFER

The Offer will expire at 5:00 p.m., New York City time, on February 16, 2007, the Expiration Date, unless extended by the Fund.

Any extension of the Offer will be followed as promptly as practicable by announcement thereof, and in no event later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

SUBSCRIPTION AGENT


The Colbent Corporation is the subscription agent (the "Subscription Agent"). The Subscription Agent will receive for its administrative, processing, invoicing and other services a fee estimated to be approximately $8,000, plus reimbursement for all out-of-pocket expenses related to the Offer.

Completed Subscription Certificates must be sent together with proper payment of the Subscription Price for all Shares subscribed for in the Primary Subscription and the Over-Subscription Privilege (for Record Date Stockholders) to the Subscription Agent by one of the methods described below. Alternatively, Notices of Guaranteed Delivery may be sent by facsimile to 781-380-3388 to be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Facsimiles should be confirmed by telephone at 781-843-1833 ext. 200. The Fund will accept only properly completed and executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 p.m., New York City time, on the Expiration Date or by the close of business on the third business day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery. See "--Payment for Shares" below.

                 Subscription Certificate
                      Delivery Method                                             Address/Number
---------------------------------------------------------------------------------------------------------------------
By Notice of Guaranteed Delivery........................     Contact your broker-dealer, trust company, bank, or
                                                             other nominee to notify the Fund of your intent to
                                                             exercise the Rights.
By First Class Mail Only
     (No Overnight /Express Mail).......................     Korea Equity Fund, Inc.
                                                             c/o The Colbent Corporation
                                                             Attention: Corporate Actions
                                                             P.O. Box 859208
                                                             Braintree, Massachusetts 02185-9208

By Hand.................................................     Korea Equity Fund, Inc.
                                                             c/o The Colbent Corporation
                                                             Attention: Corporate Actions
                                                             161 Bay State Drive




                                      16

                                                             Braintree, Massachusetts 02184

By Express Mail or Overnight Courier....................     Korea Equity Fund, Inc.
                                                             c/o The Colbent Corporation
                                                             Attention: Corporate Actions
                                                             161 Bay State Drive
                                                             Braintree, Massachusetts 02184


Delivery to an address other than one of the addresses listed above will not constitute valid delivery.


INFORMATION AGENT

Any questions or requests for assistance concerning the method of subscribing for Shares or for additional copies of this prospectus or Subscription Certificates or Notices of Guaranteed Delivery may be directed to the Information Agent at its telephone number and address listed below:


The Altman Group, Inc.
1200 Wall Street West, 3rd Floor
Lyndhurst, New Jersey 07071
1-(800) 317-8025

Stockholders may also contact their brokers or nominees for information with respect to the Offer. The Information Agent will receive a fee estimated to be $8,000, plus reimbursement for its out-of-pocket expenses related to the Offer.


SALE OF RIGHTS

The Rights are Transferable Until the Last Business Day Prior to the Expiration Date


The Fund intends to apply to list the Rights for trading on the NYSE under the symbol "KEF.RT" during the course of the Offer, subject to notice of issuance. Trading in the Rights on the NYSE is expected to be conducted until the close of trading on the NYSE on February 15, 2006 (or, if the Offer is extended until the last business day prior to the extended Expiration Date). The Dealer Manager will seek to ensure that an adequate trading market for the Rights will exist, although no assurance can be given that a market for the Rights will develop. Trading in the Rights on the NYSE is expected to be conducted on a "when-issued" basis beginning on or about January 16, 2007, until and including on or about January 24, 2007. Thereafter, the Rights are expected to trade on a "regular-way" basis until February 15, 2006 (or if the Offer is extended, until the last business day prior to the extended Expiration Date). Existing Rights Holders are encouraged to contact their broker, bank, trustee or other nominees for more information about trading of the Rights.


Sales Through the Subscription Agent and Dealer Manager


Record Date Stockholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any Rights they do not intend to exercise themselves through or to the Dealer Manager. Subscription Certificates evidencing the Rights to be sold through or to the Dealer Manager must be received by the Subscription Agent on or before February 14, 2007 (or if the Offer is extended, until two business days prior to the Expiration
Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will ask the Dealer Manager either to purchase or to use its best efforts to complete the sale and the Subscription Agent will remit the proceeds of the sale to the selling Record Date Stockholders. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted-average price received by the Dealer Manager on the day such Rights are sold. The sale price of any Rights sold to the Dealer Manager will be based upon the then current market price for the Rights. The Dealer Manager will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth business day prior to the Expiration Date. The Subscription Agent will hold the proceeds from those sales for the benefit of such non-claiming Record Date Stockholders until such proceeds are either claimed or revert to the state. There can be no assurance that the Dealer Manager will purchase or be able to complete the sale of any such Rights, and neither the Fund nor the Dealer Manager has guaranteed any minimum sales price for the Rights. If a Record Date Stockholder does not utilize the services of the Subscription Agent and chooses to use another broker-dealer or other financial institution to sell Rights, then the other broker-dealer or financial institution may charge a fee to sell the Rights.


Other Transfers

The Rights evidenced by a Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights, if any, will be issued to the Record Date Stockholder or, if the Record Date Stockholder so instructs, to an additional transferee. The signature on the Subscription Certificate must correspond to the name as set forth upon the face of the Subscription Certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended ("1934 Act"), subject to the standards and procedures adopted by the Fund.

Record Date Stockholders wishing to transfer all or a portion of their Rights should allow at least five business days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new Subscription Certificate to be exercised or sold by the recipients thereof. Neither the Fund, the Subscription Agent nor the Dealer Manager shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Subscription Agent and Dealer Manager (which will be paid by the Fund), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of those commissions, fees or expenses will be paid by the Fund, the Manager, the Subscription Agent or the Dealer Manager.

The Fund anticipates that the Rights will be eligible for transfer, and that the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected, through the facilities of the Depository Trust Company ("DTC") or through the Subscription Agent. Existing Rights Holders may exercise the Over-Subscription Privilege in respect of Rights exercised through DTC by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., New York City time, on the Expiration Date, a Nominee Holder Over-Subscription Certificate or a substantially similar form satisfactory to the Subscription Agent, together with payment of the Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised.

METHODS FOR EXERCISING RIGHTS


Rights are evidenced by Subscription Certificates that, except as described below under "--Foreign Stockholders," will be mailed to Record Date Stockholders or, if a Record Date Stockholder's Shares are held by Cede & Co. Automated Securities Transfer Service ("Cede & Co.") or any other depository or nominee on their behalf, to Cede & Co. or such depository or nominee. Rights may be exercised by completing and signing the Subscription Certificate that accompanies this prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares at the Estimated Subscription Price by the Expiration Date.


Rights may also be exercised by contacting your broker, Trustee or other nominee, who can arrange, on your behalf, (1) to deliver a Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date and (2) to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of Guaranteed Delivery by the close of business on the third Business day after the Expiration Date. A fee may be charged for this service. Completed Subscription Certificates and related payments must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on or before the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "--Payment for Shares") at the offices of the Subscription Agent at the address set forth above. Fractional Shares will not be issued upon the exercise of Rights.

Exercising Rights Holders

Exercising Rights Holders who are holders of record may choose either option set forth under "-- Payment for Shares" below. If time is of the essence, the Manager, in its sole discretion, may permit delivery of the Subscription Certificate and payment after the Expiration Date.

Record Date Stockholders Whose Shares are Held by a Nominee

Record Date Stockholders whose Shares are held by a nominee, such as a bank, broker or trustee, must contact that nominee to exercise their Rights. In that case, the nominee will complete the Subscription Certificate on behalf of the Record Date Stockholder and arrange for proper payment by one of the methods set forth under "--Payment for Shares" below.

Nominees

Nominees, such as brokers, trustees or depositories for securities, who hold Shares for the account of others should notify the respective beneficial owners of the Shares as soon as possible to ascertain the beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described under "--Payment for Shares" below.

All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by the Fund, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. The Fund reserves the right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of the Fund's counsel, be unlawful.

FOREIGN STOCKHOLDERS


Subscription Certificates will not be mailed to Record Date Stockholders whose record addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia) (the "Foreign Stockholders"). Foreign Stockholders will receive written notice of the Offer. The Subscription Agent will hold the Rights to which those Subscription Certificates relate for these Stockholders' accounts until instructions are received to exercise the Rights or sell the Rights, subject to applicable law. If no instructions have been received by 5:00 p.m., New York City time, on February 13, 2007, three business days prior to the Expiration Date (or, if the subscription period is extended, on or before three business days prior to the extended Expiration Date), the Subscription Agent will transfer the Rights of these Stockholders to the Dealer Manager, which will either purchase the Rights or seek to sell them. The net proceeds, if any, from sale of those Rights will be remitted to these Stockholders.


PAYMENT FOR SHARES

Exercising Rights Holders may choose between the following methods of payment:


(1) An Exercising Rights Holder may send the Subscription Certificate together with payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Stockholders) to the Subscription Agent based on the estimated Subscription Price of $[ ] per Share (90% of the last reported sale price per Share of the Fund's Common Stock on the NYSE on January 11, 2007). To be accepted, the payment, together with a properly completed and executed Subscription Certificate, must be received by the Subscription Agent at one of the Subscription Agent's offices set forth above, prior to 5:00 p.m., New York City time, on the Expiration Date.

(2) An Exercising Rights Holder may have a bank, trust company or NYSE member send a Notice of Guaranteed Delivery by facsimile or otherwise guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Stockholders) and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on February 22, 2007 (or, if the Offer is extended, on the third business day after the Expiration
     Date).

All payments by an Exercising Rights Holder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to The Colbent Corporation or to the Fund. The Subscription Agent will deposit all funds received by it prior to the final payment date into a segregated interest-bearing account (which interest will accrue to the benefit of the Fund) pending proration and distribution of the Shares.


The method of delivery of Subscription Certificates and payment of the Subscription Price to the Fund will be at the election and risk of the Exercising Rights Holders, but if sent by mail, it is recommended that such Certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., New York City time, on the Expiration Date or the date guaranteed payments are due under a Notice of Guaranteed Delivery (as applicable). Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier's check or money order.

On a date within eight business days following the Expiration Date (the "Confirmation Date"), the Subscription Agent will send to each Exercising Rights Holder (or, if Shares are held by Cede & Co. or any other depository or nominee, to Cede & Co. or such other depository or nominee) a confirmation showing (i) the number of Shares purchased pursuant to the Primary Subscription; (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege (for Record Date Stockholders); (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable to the Fund by the Exercising Rights Holder or any excess to be refunded by the Fund to the Exercising Rights Holder, in each case based on the Subscription Price as determined on the Expiration Date. If any Exercising Rights Holder, if eligible, exercises his right to acquire Shares pursuant to the Over-Subscription Privilege, any excess payment which would otherwise be refunded to him will be applied by the Fund toward payment for Shares acquired pursuant to the exercise of the Over-Subscription Privilege. Any additional payment required from an Exercising Rights Holder must be received by the Subscription Agent by March 9, 2007. Any excess payment to be refunded by the Fund to an Exercising Rights Holder will be mailed by the Subscription Agent to the Rights Holder as promptly as practicable.


Whichever of the two methods described above is used, issuance of the Shares purchased is subject to collection of checks and actual receipt of payment. If an Exercising Rights Holder who subscribes for Shares pursuant to the Primary Subscription or Over-Subscription Privilege (for Record Date Stockholders) does not make payment of any amounts due by the Expiration Date or the date guaranteed payments are due under a Notice of Guaranteed Delivery, the Subscription Agent reserves the right to take any or all of the following actions: (i) notify all other Record Date Stockholders to determine who will subscribe for such subscribed and unpaid for Shares; (ii) apply any payment actually received by it from the Exercising Rights Holder toward the purchase of the greatest whole number of Shares which could be acquired by such Exercising Rights Holder upon exercise of the Primary Subscription and/or the Over-Subscription Privilege; and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed for Shares.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Exercising Rights Holders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent, except as provided below under "--Notice of NAV Decline."

NOTICE OF NAV DECLINE

The Fund, as required by the SEC's registration form, will suspend the Offer until it amends this prospectus if, subsequent to the effective date of this prospectus, the Fund's NAV declines more than 10% from its NAV as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Record Date Stockholders of the decline and permit Exercising Rights Holders to cancel their exercise of Rights.

DELIVERY OF STOCK CERTIFICATES


Certificates representing Shares acquired in the Primary Subscription will be mailed promptly after the expiration of the Offer once full payment for such Shares has been received and cleared. Certificates representing Shares acquired pursuant to the Over-Subscription Privilege will be mailed as soon as practicable after full payment for such Shares has been received and cleared and all allocations have been completed. Participants in the Fund's Dividend Reinvestment Plan will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their accounts under the Dividend Reinvestment Plan. Participants in the Fund's Dividend Reinvestment Plan wishing to exercise Rights issued with respect to the Shares held in their accounts under the Dividend Reinvestment Plan must exercise such Rights in accordance with the procedures set forth above. Record Date Stockholders whose Shares are held of record by Cede & Co. Automated Securities Transfer Service ("Cede & Co.") or by any other depository or nominee on their behalf or their broker-dealer's behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede & Co. or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege will be certificated, and certificates representing such Shares will be sent directly to Cede & Co. or such other depository or nominee. Share Certificates will not be issued for Shares credited to Dividend Reinvestment Plan accounts.


FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

For U.S. Federal income tax purposes, neither the receipt nor the exercise of the Rights by Record Date Stockholders will result in taxable income to such Stockholders. If the Rights expire without exercise, no basis will be allocated to such Rights, and the Stockholder will not recognize any gain or loss for U.S. Federal income tax purposes on such expiration.

A Record Date Stockholder's basis in a Right will be zero (and his basis in his Shares will remain unchanged) unless either (i) the fair market value of the Right on the date of distribution is 15% or more of the fair market value of the Shares with respect to which the Right was distributed (which the Fund does not expect to be the case) or (ii) the Record Date Stockholder elects, in his or her Federal income tax return for the taxable year in which the Right is received, to allocate part of the basis of the Shares to the Right. If either of clauses (i) and (ii) is applicable, then if the Right is exercised or sold, the Record Date Stockholder will allocate his or her basis in the Shares with respect to which the Right was distributed between the Shares and the Right in proportion to the fair market values of each on the date of distribution.

The holding period of a Right received by a Record Date Stockholder includes the holding period of the Shares with regard to which the Right is issued. If the Right is exercised, the holding period of the Shares acquired begins on the date the Right is exercised.

If a Right is sold, a gain or loss will be realized by the selling Rights Holder in an amount equal to the difference between the basis of the Right sold and the amount realized on its disposition.

A Record Date Stockholder's basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the Record Date Stockholder's basis in the Right, if any, and the Subscription Price. A Record Date Stockholder's gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will depend on his basis in the Share and the proceeds of the sale, will be capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be long-term capital gain or loss if the Share is held for more than one year. However, any loss recognized upon a sale of Shares held for six (6) months or less will be treated as a long-term capital loss to the extent of any capital gain distributions previously received by the Stockholder with respect to such

Shares. Additionally, tax rules may disallow a loss to the extent that the Stockholder purchases additional Stock (including by reinvestment of distributions) within 30 days before or after the sale date.

The foregoing is a general summary of the material U.S. Federal income tax consequences of the Offer under the provisions of the Code and Treasury regulations in effect as of the date of the prospectus that are generally applicable to Record Date Stockholders who are United States persons within the meaning of the Code, and does not address any foreign, state or local tax consequences. The Code and Treasury regulations are subject to change or differing interpretations by legislative or administrative action, which may be retroactive. Exercising Rights Holders should consult their tax advisers regarding specific questions as to foreign, Federal, state or local taxes. For a summary of certain tax consequences that may result to the Fund and its Stockholders, see "Taxation."

ERISA CONSIDERATIONS

Stockholders who are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts (collectively, "Retirement Plans"), should be aware that additional contributions of cash to a Retirement Plan (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) in order to exercise Rights would be treated as contributions to the Retirement Plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of Retirement Plans qualified under Section 401(a) of the Code and certain other Retirement Plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. It may also be a reportable distribution and there may be other adverse tax and ERISA consequences if Rights are sold or transferred by a Retirement Plan.

Retirement Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan to the person for whose benefit the IRA was created, the portion so used is also treated as distributed to that person.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. A Retirement Plan that exercises Rights will be deemed to represent and warrant that such exercise will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code. Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel and other advisers regarding the consequences of their exercise of Rights under ERISA and the Code.

DISTRIBUTION ARRANGEMENTS


UBS Securities LLC, a broker-dealer and member of the NASD, will act as Dealer Manager for the Offer. Under the terms and subject to the conditions contained in the Dealer Management Agreement, the Dealer Manager will provide financial advisory and marketing services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for its financial advisory, marketing and soliciting services equal to 3.75% of the aggregate Subscription Price for Shares issued pursuant to the Offer.

The Dealer Manager will reallow to broker-dealers included in the selling group to be formed and managed by the Dealer Manager selling fees equal to 2.50% of the Subscription Price for each Share issued pursuant to the Offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights, solicitation fees equal to 0.50% of the Subscription Price for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Shares held by each broker-dealer through DTC on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificates or, in the absence of such designation, to the Dealer Manager.

In addition, the Fund has agreed to pay the Dealer Manager an amount up to $100,000 as a partial reimbursement of its expenses incurred in connection with the Offer. The Fund and the Manager have agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the 1933 Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Dealer Manager Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under the Dealer Manager Agreement.


Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Shares, including Shares acquired through purchasing and exercising the Rights, at prices it sets which may be different from the market price for such Shares or from the price to be received upon the exercise of Rights. The Dealer Manager may realize profits or losses in addition to and independent of any fees described in this prospectus.

CERTAIN EFFECTS OF THIS OFFER


The Fund's Manager, the Investment Adviser and the Sub-Advisers will benefit from the Offer because the management and investment advisory fees are based on the Fund's net assets. For a description of these fees, see "Management and Investment Advisory Arrangements." It is not possible to state precisely the amount of additional compensation the Manager will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. However, assuming (i) all Rights are exercised and (ii) the Subscription Price is $[ ] per Share, and after giving effect to the Dealer Manager fee and other expenses related to the Offer, the Manager would receive additional annualized management fees of $[ ]. One of the Fund's Directors who voted to authorize the Offer is an interested person of the Manager and the Investment Adviser. The other Directors who approved the Offer are not affiliated with the Manager, the Investment Adviser or the Sub-Advisers.


Use of proceeds


The net proceeds of the Offer, assuming all Shares offered hereby are sold, are estimated to be approximately $[ ], after deducting offering expenses and fees paid to the Dealer Manager estimated to be $600,000. The Advisers anticipate that investment of the net proceeds of the Offer in accordance with the Fund's investment objective and policies will take approximately seven (7) business days after completion of the offering. However, the investment of the net proceeds may take up to one month from completion of the offering, depending on market conditions and the availability of appropriate securities. See "The Offer--Purpose of the Offer," "Investment objective and policies" and "Investment restrictions." Pending such investment, it is anticipated that the proceeds will be invested in Won-denominated or U.S. dollar-denominated fixed-income securities and other permitted investments. See "Investment objective and policies." These temporary investments will not be consistent with the Fund's investment objective.

The Fund


The Fund was incorporated under the laws of the State of Maryland on September 7, 1993 and is registered with the SEC under the 1940 Act as an investment company. The Fund commenced operations on December 2, 1993. The Fund's principal office is located at Two World Financial Center, Building B, New York, New York 10281. As of December 31, 2006, the Fund had net assets of approximately $100.2 million. The Manager, the Investment Adviser and the Sub-Advisers are registered with the SEC under the Investment Advisers Act of 1940, as amended.

The Fund is a non-diversified, closed-end management investment company. Closed-end investment companies differ from open-end management investment companies (commonly referred to as "mutual funds") because closed-end investment companies typically have a fixed capital base and do not redeem shares at NAV. Many closed-end funds trade on the NYSE. Mutual funds issue securities redeemable at NAV at any time at the option of the stockholder and typically engage in a continuous offering of their shares. For these reasons, mutual funds are subject to periodic asset in-flows and out-flows that can complicate portfolio management. Closed-end investment companies do not face the prospect of having to liquidate portfolio holdings to satisfy redemptions at the option of Stockholders or to maintain cash positions to meet the possibility of redemptions and can therefore remain fully invested.


The Fund's investment objective is to provide Stockholders with long-term capital appreciation through investment primarily in equity securities of Korean companies. No assurance can be given that the Fund's investment objective will be achieved.

DESCRIPTION OF COMMON STOCK


The Fund is authorized to issue 100,000,000 shares of Common Stock. All shares of Common Stock have equal voting, dividend, distribution and liquidation rights. The Shares outstanding are, and the Shares issuable upon the exercise of the Rights, when issued and paid for pursuant to the terms of the Offer, will be, fully paid and non-assessable. Shares are not redeemable and have no preemptive rights, conversion rights, cumulative voting rights or appraisal rights.

The number of Shares outstanding as of January 11, 2007 was 8,409,000. The number of Shares adjusted to give effect to the Offer, assuming that all Rights are exercised and the applicable Shares issued, would be 11,212,000.


The Fund's Shares are publicly held and are listed and traded on the NYSE, the Osaka Securities Exchange and the Boston Stock Exchange. The following table sets forth for the quarters indicated the highest and lowest daily intraday prices on the NYSE per Share, the highest and lowest closing NAV and the highest and lowest registered premium or discount from NAV. The table also sets forth the number of Shares traded on the NYSE during the respective quarter.



                                        NAV per              NYSE Market                Premium/
                                       Share (1)              Price (2)              (Discount)(3)
                                  -------------------- ------------------------ ------------------------      NYSE
During Quarter Ended                High       Low        High         Low          High         Low        Volume(2)
--------------------------------- --------- ---------- ----------- ------------ ------------- ----------- --------------
April 30, 2004                      6.58      5.87         5.89        5.09        (8.228)      (14.894)    869,300
July 31, 2004                       5.96      4.87         5.40        4.30        (5.567)      (20.108)    597,300
October 30, 2004                    6.10      4.97         5.74        4.27        (3.78)       (16.764)    951,400
January 31, 2005                    7.03      5.80         6.65        5.42        (5.405)      (11.466)    898,500
April 30, 2005                      7.81      6.94         7.87        6.35         0.768       (10.694)   1,405,700
July 31, 2005                       8.08      6.97         7.62        6.40        (2.466)       (8.889)    942,900



                                      25

October 30, 2005                    8.87      7.24         8.57        7.05        (2.363)      (10.025)   4,057,400
January 31, 2006                   11.15      8.40        10.65        7.98        (2.947)      (11.168)   2,468,200
April 30, 2006                     11.76     10.16        12.04        9.84         6.214        (5.698)   5,183,300
July 31, 2006                      12.07      9.54        13.25        8.819       10.601        (8.722)   5,497,500
October 30, 2006                   11.43     10.49        10.54        9.99        (2.838)       (8.818)   1,725,000


     (1) Source: Bloomberg L.P. Represents the highest and lowest NAV for the respective quarter based on the NAV calculated at the end of the business day.
     (2)  Source: NYSE
     (3) Source: Bloomberg L.P. Represents the high/low premium or discount from NAV of the Shares for the respective quarter based on the Share price at the end of the business day.

At the close of business on January 9, 2007 (the date the Offer was announced), the NAV was $11.28 and the last reported sale price of a Share on the NYSE was $10.76, representing a 4.6% discount from such NAV.


Investment objective and policies


The investment objective of the Fund is long-term capital appreciation through investment primarily in equity securities of Korean companies. The Fund is designed primarily for long-term investment, and investors should not consider it a short-term trading vehicle. As with all investment companies, there can be no assurance that the Fund's investment objective will be achieved.


Portfolio Structure


Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities of Korean companies. Equity securities include common stocks, preferred stocks, rights or warrants to purchase common or preferred stock and debt securities convertible into common or preferred stock. The Fund defines Korean companies to be entities (i) that are organized under the laws of Korea and conduct business in Korea, (ii) that derive 50% or more of their total revenues from business in Korea or (iii) the equity or debt securities of which are traded principally in Korea. The Fund may not invest more than 20% of its total assets in rights or warrants to purchase equity securities. The Fund will invest in companies that, in the opinion of the Advisers, possess the potential for growth, including established companies in rapidly growing industry sectors such as telecommunications, electronics and consumer products. While investment in large companies will be emphasized, the Fund may also invest in smaller companies believed by the Manager to have growth potential.

The Fund's policy of investing at least 80% of its total assets in equity securities of Korean companies can be changed by the Board of Directors of the Fund. If the Board of Directors did eliminate this policy, the Fund would still be subject to a fundamental policy that the Fund will, under normal circumstances, invest at least 65% of its total assets in equity securities of Korean companies. The Fund's investment objective and fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting securities, which, as used in this Prospectus, means the lesser of (i) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are present in person or represented by proxy or
(ii) more than 50% of the outstanding Shares. The Fund's investment policies that are not designated fundamental policies may be changed by the Fund without Stockholder approval, but the Fund will not change its investment policies without providing 60 days' notice of any such change.

While the Fund's policy to invest, under normal circumstances, at least 80% of its total assets in equity securities of Korean companies is in effect, the Fund may invest up to 20% of its total assets in non-convertible debt securities provided that such securities are rated, at the time of investment, BBB or higher by S&P, or Baa or higher by Moody's or rated of equivalent credit quality by an internationally recognized statistical rating organization or, if not so rated, of equivalent credit quality, as determined by the Fund's Manager. Non-convertible debt securities in which the Fund may invest include U.S. dollar- or Won-denominated debt securities issued by the Korean government or Korean companies, to the extent permitted by Korean laws and regulations, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. If the limitation on equity investments is revised, the Fund would remain subject to a fundamental policy under which it may invest up to 35% of its total assets in non-convertible debt securities provided that such securities are rated, at the time of investment, BBB or higher by S&P, or Baa or higher by Moody's or rated of equivalent credit quality by an internationally recognized statistical rating organization or, if not so rated, of equivalent credit quality, as determined by the Fund's Manager.


Securities rated BBB by S&P or Baa by Moody's are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. The Fund expects that it will not retain a debt security which is downgraded below BBB or Baa or, if unrated, determined by the Manager to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

Subject to applicable laws and regulations, the Fund may invest up to 25% of its total assets in equity or debt securities for which there is no ready market. The Fund may therefore not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and which can be expected to be sold immediately. The sale price of securities that are not readily marketable may be lower or higher than the Fund's most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of these securities than with respect to companies whose securities are traded on an exchange. Securities not readily marketable are more likely to be issued by start-up, small or family businesses and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies. Adverse conditions in the public securities markets may at certain times preclude a public offering of an issuer's securities. There may also be contractual restrictions on the resale of securities.

For temporary defensive purposes, the Fund may vary from its investment policies during periods in which, in the Manager's judgment, conditions in the Korean securities markets or other economic or political conditions in Korea warrant. Under such circumstances, the Fund may reduce its position in equity securities and increase its position in debt securities to up to 100% of its portfolio, which may include U.S. Government securities, securities rated AA or better by S&P or Aa or better by Moody's or, if not so rated, of equivalent credit quality as determined by the Manager, short-term indebtedness or cash equivalents denominated in U.S. dollars or, if it becomes permissible for the Fund to so invest, denominated in Won. The Fund may also at any time, with respect to up to 35% of its total assets, temporarily invest funds in U.S. dollar-denominated money market instruments as reserves for dividends and other distributions to Stockholders.

Other Investment Policies

The Fund has adopted certain other policies as set forth below:

     o Other Investment Companies. The Fund may invest in the securities of other investment companies that invest a substantial portion of their assets in Korean securities to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company, provided that the investment does not represent more than 3% of the voting stock of the related acquired investment company. By investing in an investment company, the Fund's Stockholders will bear a ratable share of the investment company's expenses, as well as continuing to bear the Fund's management and administrative fees with respect to the amount of the investment.

     o Short Sales. To the extent permitted by future Korean laws and regulations and the regulations of the Osaka Securities Exchange, the Fund is authorized to make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. Federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Fund may not make a short sale if more than 10% of the Fund's net assets (taken at market value) is held as collateral for short sales at any one time. See "Investment restrictions." The Fund is not currently permitted under Korean laws and regulations to engage in short sales of Korean securities, with certain exceptions.

     o Lending Portfolio Securities. In order to increase income, the Fund is authorized to lend portfolio securities from time to time to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. Government securities. Under the Fund's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Fund, and the Fund will have the right, on demand, to call back the loaned securities. The Fund may pay fees to arrange the loans. The Fund will neither lend portfolio securities in excess of 30% of the value of its total assets nor lend its portfolio securities to any officer, director, employee or affiliate of the Fund, the Manager, the Investment Adviser or the Sub-Advisers.


     o Other Investment Practices. Certain investment practices in which the Fund is authorized to engage, such as certain currency hedging techniques, forward commitments, standby commitment agreements and the purchase or sale of put and call options, are limited or not currently permitted under Korean laws or regulations. The Fund may engage in these investment practices to the extent the practices become available in the future or with respect to investments outside Korea.


     o Borrowings. The Fund will not employ leverage to purchase portfolio securities. However, the Fund may borrow money for temporary or emergency purposes (including, for example, clearance of transactions, share repurchases or payments of dividends to Stockholders) in an amount not exceeding 5% of the value of the Fund's total assets (including the amount borrowed), and may borrow money in connection with repurchases of its Shares or tender offers (see "Description of Shares") in an amount up to one-third of the value of the Fund's total assets (including the amount borrowed).

     o Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements with parties that meet credit worthiness standards adopted by the Fund's Board of Directors. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default under a repurchase agreement, the rate of return to the Fund would be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Investment restrictions

The Fund has elected to be classified as a non-diversified, closed-end management investment company and will invest its assets only in a manner consistent with this classification under applicable law.

The Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are represented or (ii) more than 50% of the outstanding Shares). The Fund may not:

     (1) Make investments for the purpose of exercising control or management.

     (2) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of investment companies only if immediately thereafter not more than
          (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, or (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities.

     (3) Purchase or sell real estate, commodities or commodity contracts, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein and the Fund may deal in forward foreign exchange and the Fund may purchase and sell financial and currency options, futures contracts and related options.


     (4) Issue senior securities or borrow, except that (a) short-term credits necessary for settlement of securities transactions are not considered borrowings or senior securities, and (b) the Fund may borrow up to 5% of its total assets (including the amount borrowed) for temporary or emergency purposes and may borrow up to 33(1)/3% of its total assets (including the amount borrowed) in connection with repurchases of Shares or tender offers.


     (5) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.

     (6) Make loans to other persons (except as provided in (7) below), except that the Fund may purchase debt securities and enter into repurchase agreements in accordance with its investment objective and policies.

     (7) Lend its portfolio securities in excess of 30% of its total assets. Any such loans shall be subject to provisions of applicable law and guidelines adopted by the Board of Directors of the Fund.

     (8) Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with futures contracts and options transactions is not considered the purchase of a security on margin).

     (9) Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except to the extent described herein.

     (10) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in companies whose principal business activities are in the same industry, except that the Fund may purchase the securities of any issuer, if as a result, no more than 35% of the Fund's total assets would be invested in any industry that accounts for more than 20% of the Korean market as a whole, as measured by an index determined by the Manager to be an appropriate measure of the Korean market.

An additional investment restriction adopted by the Fund, which may be changed by the Board of Directors, provides that the Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (4) above or except as may be necessary in connection with futures and options transactions.


If a percentage limitation on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in the percentage resulting from changed values will not be considered a violation. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. Also, if the Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer (or that issuer's industry group) would otherwise exceed the limits set forth above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.


Risk factors and special considerations

YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISKS AND THE OTHER INFORMATION IN THIS PROSPECTUS BEFORE YOU DECIDE TO PARTICIPATE IN THIS OFFER. THE RISKS AND UNCERTAINTIES DESCRIBED BELOW ARE NOT THE ONLY ONES FACING THE FUND. ADDITIONAL RISKS AND UNCERTAINTIES MAY ALSO ADVERSELY AFFECT AND IMPAIR THE FUND. IF ANY OF THE FOLLOWING RISKS ACTUALLY OCCUR, THE FUND'S OPERATIONS, RESULTS OF OPERATIONS AND FINANCIAL CONDITION WOULD LIKELY SUFFER, WHICH IN TURN COULD MATERIALLY ADVERSELY AFFECT YOUR INVESTMENT IN THE FUND.

RISKS RELATING TO THE OFFER

AS A RESULT OF THIS OFFER, YOU WILL INCUR IMMEDIATE ECONOMIC DILUTION AND, IF YOU DO NOT EXERCISE ALL OF YOUR RIGHTS, YOU WILL INCUR VOTING DILUTION.

You will experience a dilution of the aggregate NAV upon the completion of the Offer because the Subscription Price will be less than the Fund's then current NAV per Share. This dilution, which may be substantial, will be experienced by all Stockholders, irrespective of whether they exercise all or any portion of their rights, although nonexercising Stockholders will experience disproportionate dilution. In addition, whether or not you exercise your Rights, you will experience a dilution of NAV because you will indirectly bear the expenses of this Offer, which include, among other items, fees of the Dealer

Manager, SEC registration fees, printing expenses and the fees assessed by service providers (including the cost of the Fund's counsel and independent registered public accounting firm). This dilution of NAV will disproportionately affect Stockholders who do not exercise their Rights. We cannot state precisely the amount of any decrease because we do not know at this time how many Shares will be subscribed for or what the NAV and Subscription Price will be at the pricing date.

In addition to the economic dilution described above, if you do not exercise all of your Rights, you will incur voting dilution as a result of this Offer. This voting dilution will occur because you will own a smaller proportionate interest in the Fund after the Offer than you owned prior to the Offer.

The fact that the Rights are transferable may reduce the effects of dilution as a result of the Offer. Rights Holders can transfer or sell their Rights. The cash received from the sale of Rights is partial compensation for any possible dilution. There can be no assurances, however, that a market for the Rights will develop or that the Rights will have any value in that market.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

Among the principal risks of investing in the Fund is market risk, which is the risk that the value of your investment may fluctuate as stock markets in Korea fluctuate.

As an investment company that primarily holds common stock, the Fund's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. The Fund may remain substantially invested during periods when stock prices generally rise and also during periods when they generally decline. Moreover, as a holder of common stock, the Fund's rights to the assets of the companies in which it invests will be subordinated to such companies' holders of preferred stock and debt in the event of a bankruptcy, liquidation or similar proceeding. Accordingly, if such an event were to occur to a company in which the Fund invests, the Fund would be entitled to such a company's assets only after such company's preferred stockholders and debt holders have been paid. Risks are inherent in investments in equities, and the Fund's Stockholders should be able to tolerate significant fluctuations in the value of their investment in the Fund.

RISKS RELATING TO THE FUND AND ITS OPERATIONS

POLITICAL AND ECONOMIC FACTORS IN KOREA MAY ADVERSELY AFFECT THE FUND'S PERFORMANCE.

The value of the Fund's assets may be adversely affected by political, economic or social instability in Korea. Following World War II, the Korean peninsula was partitioned. The demilitarized zone at the boundary between Korea and North Korea was established after the Korean War of 1950 - 1953 and is supervised by United Nations forces. The United States maintains a military force in Korea to help deter the ongoing military threat from North Korean forces. Relations between Korea and North Korea have been tense over most of Korea's history since its founding in 1948. The level of tension between Korea and North Korea, as well as between North Korea and the United States, has increased as a result of North Korea's admission to the maintenance of a nuclear weapons program. In this regard, North Korea declared in February 2005 that it had developed nuclear weapons and is believed to have tested a nuclear weapon in October 2006. In addition, North Korea increased tensions in the region in July 2006 when it test fired seven missiles. There can be no assurance that there will be an easing of tensions between

Korea and North Korea by any particular date. Military action or the risk of military action could have a material adverse effect on the ability of the Fund to achieve its investment objective.

The Korean economy is influenced by a number of factors, including the financial performance of Korean conglomerates, or chaebols, and their suppliers, the financial health of Korean financial institutions and the financial sector in general, movements in interest rates, foreign exchange rates, commodity prices (particularly oil) and consumer confidence and spending, as well as the economic, political and social stability of Korea's largest trading partners, including China, the United States and Japan. Negative economic developments may adversely impact the Korean securities market and the Fund.

In 1997 and 1998, Korean companies, banks and other financial institutions experienced financial difficulties brought on by a number of factors. Korean companies tend to be substantially more leveraged than U.S. and European companies. A significant number of companies, including member companies of Korean conglomerates, struggled financially due to excessive investment in certain industries, weak export performances and high levels of debt and foreign currency exposure. In addition, the capital adequacy and liquidity of Korean banks and other financial institutions were adversely affected by the financial difficulties of corporate borrowers, high levels of short-term foreign currency borrowings and consideration of non-market oriented factors in the decision making process.

Stock prices on the Korea stock exchanges declined significantly during this period. See the Korea Composite Stock Price Index prices in the table under "Risk factors and special considerations--Risks relating to the Fund and its Operations--Market volatility in Korea could adversely affect the Fund's performance."

INVESTMENT RESTRICTIONS AND FOREIGN EXCHANGE CONTROLS MAY ADVERSELY AFFECT THE FUND'S PERFORMANCE.

Investment in securities of Korean companies by foreign investors is subject to certain restrictions and controls. As a result, the Fund may be limited in its investments or precluded from investing in certain Korean companies, which may adversely affect the performance of the Fund. Conversion of Won into U.S. dollars or other foreign exchange, transfer of funds from Korea to foreign countries and repatriation of foreign capital invested in Korea are subject to certain regulatory requirements pursuant to foreign exchange control laws and regulations. Under the Foreign Exchange Transaction Act, if the Korean Government deems that an event of emergency is likely to occur, it may impose certain necessary restrictions such as requiring foreign investors, including the Fund, to obtain approval for the acquisition of Korean equity shares or for the remittance overseas of sale proceeds thereof.

As a result of amendments to relevant laws and regulations (together, the "New Rules") adopted in connection with the stock market opening from January 1992 and, thereafter, foreigners are permitted to invest, subject to certain exceptions and procedural requirements, in all shares of Korean companies unless prohibited by specific laws. Under the New Rules, with certain exceptions, a single foreign investor and all foreign investors may acquire shares of a Korean company without being subject to any foreign investment ceiling.

The New Rules require a foreign investor who wishes to invest in shares listed on the Korea Stock Exchange ("KRX")(1) to register its identity with the Financial Supervisory Service (the "FSS") prior to making any such investment, subject to certain exceptions. Upon registration, the FSS will issue to the foreign investor an investment registration card. The investment registration card system is designed to



------------------------------
(1) In January 2005, the Korea Exchange was newly established to be comprised of the existing Korea Stock Exchange, KOSDAQ market and futures market.

control and oversee foreign investment through a computer system. The Fund has obtained such an investment registration card.

Foreign investors may trade shares listed on the KRX only through the KRX system, with certain exceptions as described below. For transactions on the KRX, a foreign investor must either open with a foreign exchange bank in Korea foreign currency and Korean Won denominated exclusive accounts for portfolio investment or use a foreign currency denominated exclusive account for portfolio investment opened by a Korean securities company with a foreign exchange bank in Korea, and in the case of the latter, the foreign investor must present its investment registration card to the securities company.


Foreign investors such as the Fund are unable to effect purchase transactions on the KRX in a security that has reached the maximum aggregate foreign ownership limit, if any. Foreign investors are, however, generally allowed to effect transactions with other foreign investors off the KRX ("OTC transactions") through a securities company in Korea in the shares of companies that have reached the maximum aggregate foreign ownership limit. However, foreign investors such as the Fund are not permitted to enter into OTC transactions with Korean branches and subsidiaries of foreign banks, securities companies and insurance companies. OTC transactions typically occur at a premium over prices on the KRX. The Fund may invest in equity securities of KRX-listed companies through such OTC transactions, and thus pay a premium over the share prices quoted on the KRX. There can be no assurance that the Fund will be able to realize such premium if it sells the shares to another foreign investor. Such premium may be affected by changes in regulation and otherwise, including any change in the percentage of foreign ownership permitted in such KRX-listed companies.


Certificates evidencing shares of stock acquired by the Fund must be kept in custody with an eligible custodian in Korea. Only licensed foreign exchange banks (including Korean branches of foreign banks), licensed securities companies (including Korean branches of foreign securities companies), the Korea Securities Depository, asset management companies under the Indirect Investment Asset Management Business Act of Korea, futures trading companies and internationally recognized foreign custodians (collectively, the "Custodians") are eligible to act as a custodian of shares for a foreign investor.

The Fund may appoint one of the Custodians as its standing proxy (i.e., an authorized representative) to exercise certain rights of the Fund as a stockholder of its portfolio securities, including rights relating to the purchase and sale of shares. The Fund will be engaged in transactions with several Korean brokers, and, accordingly, it may need to appoint a number of standing proxies to efficiently conduct its trading activities. If and only to the extent that a standing proxy other than the Fund's custodian or subcustodian may be deemed to have custody over certain assets of the Fund, the Fund may be required to obtain relief from the SEC or a waiver or modification of a standing proxy requirement from the FSS. There can be no assurance that such relief, waiver or modification will be obtained.

KOREA HAS DIFFERENT CORPORATE DISCLOSURE, GOVERNANCE AND REGULATORY REQUIREMENTS THAN YOU MAY BE FAMILIAR WITH IN THE UNITED STATES.


Investing in Korean securities involves certain risks and special considerations not usually associated with investing in securities of U.S. companies, including risks related to the nature of the markets for Korean securities, including risks that the Korean equities markets may be affected by market developments in different ways than U.S. securities markets and may be more volatile than U.S. securities markets. Moreover, as issuers of the Fund's portfolio securities generally will not be subject to the reporting requirements of the SEC, there may be less publicly available information about the issuers of these securities than about reporting U.S. companies.

Issuers in Korea are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Korean issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles.


Legal principles relating to corporate affairs and the validity of corporate procedures, directors' fiduciary duties and liabilities and stockholders' rights for issuers in Korea may differ from those that may apply in the United States. Shareholders' rights under Korean law may not be as extensive as those that exist under the laws of the United States. The Fund may therefore have more difficulty asserting its rights as a stockholder of a Korean company in which it invests than it would as a stockholder of a comparable U.S. company.

THE FUND MAY HAVE DIFFICULTY ENFORCING FOREIGN JUDGMENTS AGAINST KOREAN COMPANIES OR THEIR MANAGEMENT.

It may be difficult for the Fund to obtain a judgment in a court outside the United States with respect to any claim that the Fund may have against any such issuer or its directors and officers. As a result, even if the Fund initiates a suit against the issuer in a U.S. court, it may be difficult for the Fund to effect service of process in Korea. Moreover, if the Fund obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in Korea.

FOREIGN CURRENCY FLUCTUATIONS COULD ADVERSELY AFFECT THE FUND'S PERFORMANCE.

Under normal circumstances, at least 80% of the Fund's total assets will be invested in equity securities of Korean companies, and to the extent permitted by Korean laws and regulations, the Fund may invest up to 20% of its total assets in Won-denominated fixed income securities. As a result, most of the income received by the Fund, whether derived from equity or debt investments, will be in Won. The computation and distribution of income by the Fund, however, will be made in U.S. dollars. Therefore, the Fund's reported net asset value and its computation and distribution of income in U.S. dollars will be adversely affected by reductions in the value of the Won relative to the U.S. dollar. The Fund will also incur costs of conversion between currencies. In addition, the computation of income will be made on the date of its accrual by the Fund at the foreign exchange rate in effect on that date, and thus, if the value of the Won falls relative to the dollar between recognition of the income and the making of Fund distributions, the Fund may be required to liquidate investments in order to make distributions if the Fund has insufficient cash in dollars to meet distribution requirements under the Internal Revenue Code of 1986, as amended (the "Code"). Such liquidation of investments, if required, may have adverse effects on the Fund's performance.

The Fund is permitted to engage in a variety of currency hedging transactions, which may involve certain risks, although such transactions, with certain exceptions, may require prior report to, and acceptance thereof from, relevant foreign exchange authorities under Korean law or regulations. The Fund has not engaged in such transactions to date. See "Other Investment Policies--Other Investment Practices" above.


The following table sets forth certain information as to Won per U.S. dollar exchange rates for the years 1996 through 2006.

---------------- -------- --------- -------- --------- -------- --------- -------- --------- -------- --------- --------
                 2006     2005      2004     2003      2002     2001      2000     1999      1998     1997      1996
                 -------- --------- -------- --------- -------- --------- -------- --------- -------- --------- --------
Won per U.S.
$1.00
---------------- -------- --------- -------- --------- -------- --------- -------- --------- -------- --------- --------


                                      34

---------------- -------- --------- -------- --------- -------- --------- -------- --------- -------- --------- --------
   High(1)       1,007.9  1,058.9   1,195.05 1,257.95  1,331.6  1,368     1,265    1,241.75  1,810    1,962.5   841.4
---------------- -------- --------- -------- --------- -------- --------- -------- --------- -------- --------- --------
   Low(1)        913.9    996.5     1,035.1  1,145.75  1,165.4  1,233     1,104.35 1,124.5   1,193    839.4     770.2
---------------- -------- --------- -------- --------- -------- --------- -------- --------- -------- --------- --------
   Average(2)    954.8    1,023.89  1,144.89 1,191.60  1,249.69 1,289.70  1,131.30 1,188.21  1,396.04 951.09    801.50
---------------- -------- --------- -------- --------- -------- --------- -------- --------- -------- --------- --------

Source: Bloomberg LP
1)   High and low rates are during each relevant calendar year.
2)   Average rates indicate the annual average for the year.

On December 29, 2006, the most actively traded interbank rate on the Korean foreign exchange market, as reported by Bloomberg LP, was US$1.00 = Won 930.


IF THE FUND REPATRIATES INVESTMENTS DURING EXCHANGE RATE FLUCTUATIONS, IT MAY HAVE AN ADVERSE IMPACT ON THE FUND'S PERFORMANCE.

Since the Fund will invest primarily in securities denominated or quoted in Korean Won, changes in the U.S. dollar-Korean Won exchange rate will affect the dollar value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments.

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and Korean Won. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either at the spot rate prevailing in the foreign currency exchange market or through entering into forward, futures or options contracts to purchase or sell foreign currencies, if available.

THE FOCUS OF THE FUND'S INVESTMENTS IN SPECIFIC ECONOMIC SECTORS AND RELATED INDUSTRIES MAY EXPOSE IT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.


From time to time, the Fund may invest a greater proportion of its assets in the securities of companies that are part of specific sectors and related industries of the Korean economy. For example, at October 31, 2006, the Fund maintained 56.4% of its total assets in the securities of Korean companies in the consumer electronics, services and banking and financial services sectors. The Fund is therefore subject to greater risk of loss with respect to its portfolio securities as a result of its focus on such sectors and related industries.


Companies in the consumer electronics, services and banking and financial services sectors may be susceptible to adverse economic or regulatory occurrences affecting those sectors. They may also have been or may in the future be affected by increased competition, which could adversely affect the profitability or viability of such companies. Investing in the banking and financial services sectors involves additional risks, including government regulation that affects the scope of their activities, the prices that they can charge and the amount of capital that they must maintain. In addition, companies in the banking and financial services sectors can be adversely affected by increases in interest rates and loan losses, which generally increase during economic downturns. Companies in the banking and financial services sectors whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to entities in a specific industry, which makes them vulnerable to economic conditions that affect that industry.

INVESTMENTS IN SMALL CAPITALIZATION KOREAN COMPANIES MAY EXPOSE THE FUND TO GREATER INVESTMENT RISK.

The Fund may invest a portion of its assets in the securities of smaller capitalization Korean companies. Investments in the securities of these companies may present greater opportunities for growth, but also involve greater risks than are customarily associated with investments in securities of more established companies with larger capitalization. The securities of smaller capitalization companies have fewer market makers and wider price spreads, which may in turn result in more abrupt and erratic market price movements and make the Fund's investments more vulnerable to adverse general market or economic developments than would investments only in large, more established Korean companies. It is more difficult to obtain information about smaller capitalization companies because they tend to be less well known and have shorter operating histories and because they tend not to have significant ownership by large investors or be followed by many securities analysts. Additionally, these companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group that may lack depth and experience. Investments in larger and more established companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel.


BY INVESTING IN AN INVESTMENT COMPANY, THE FUND'S STOCKHOLDERS WILL BEAR A RATABLE SHARE OF THE INVESTMENT COMPANY'S EXPENSES.

As a stockholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own fees and other expenses. As a result, the Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

AS OF OCTOBER 31, 2006, THE FUND MAINTAINED A SIGNIFICANT INVESTMENT IN ONE COMPANY.

As of October 31, 2006, the Fund maintained 16.3% of its total assets in securities issued by Samsung Electronics Co., Ltd. ("Samsung"). If the value of the Samsung securities held by the Fund were to decrease in value due to any reason, the Fund would be subject to a greater risk of loss given the significant investment that the Fund holds in Samsung and the Fund's NAV would likely decrease.


THE KOREAN GOVERNMENT HAS SUBSTANTIAL INFLUENCE ON THE PRIVATE SECTOR.

The Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The Korean government from time to time has informally influenced the payment of dividends and the prices of certain products, encouraged companies to invest or to concentrate in particular industries, induced mergers between companies in industries suffering from excess capacity and induced private companies to publicly offer their securities. In addition, the government has sought to minimize excessive price volatility on the KRX through various steps, including the imposition of limitations on daily price movements of securities. Such actions by the government in the future could have a significant effect on the market prices and dividend yields of equity securities, including those in the Fund's portfolio.

MARKET VOLATILITY IN KOREA COULD ADVERSELY AFFECT THE FUND'S PERFORMANCE.


The Korean securities markets are substantially smaller than the securities markets of the United States. Market capitalization along with trading volume is concentrated in a limited number of companies within a small number of industries. There has been substantial volatility in the past in the Korean securities market. The Korea Composite Stock Price Index increased by 281.2% from 376.31 on December 31, 1997 to 1,434.5 on December 31, 2006. Significant sales of Korean securities by foreign investors and the repatriation of the sales proceeds could drive down the value of the Won, reduce the foreign currency reserves held by financial institutions in Korea and hinder the ability of Korean companies to raise capital.

The following table sets forth certain information as to the Korea Composite Stock Price Index for the years 1996 through 2006.

------------ -------- --------- --------- -------- --------- --------- -------- --------- --------- --------- --------
              2006      2005      2004     2003      2002      2001     2000      1999      1998      1997     1996
------------ -------- --------- --------- -------- --------- --------- -------- --------- --------- --------- --------
High         1464.70   1373.55    936.06   822.16    937.61    704.50  1059.04   1028.07    579.86    792.29   986.84
------------ -------- --------- --------- -------- --------- --------- -------- --------- --------- --------- --------
Low           1203.9    870.84    719.59   515.24    584.04    468.76   500.60    798.42    280.00    350.68   651.22
------------ -------- --------- --------- -------- --------- --------- -------- --------- --------- --------- --------
Average       1351.9   1072.30    832.08   678.84    757.51    572.34   734.22    806.83    406.07    654.48   832.52
------------ -------- --------- --------- -------- --------- --------- -------- --------- --------- --------- --------

Source: Bloomberg LP


THE FUND'S ABILITY TO INVEST IN ILLIQUID SECURITIES COULD RESULT IN LOSS OF THE FUND'S INVESTMENT.

The Fund may invest up to 25% of its total assets, to the extent permitted by applicable laws or regulations, in equity or debt securities for which there is no ready market. Such investments may involve a high degree of business and financial risk that can result in substantial or total loss of the Fund's investment. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions or underwritten private placements, the prices on these sales could be less than those originally paid by the Fund. Further, issuers whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements applicable to publicly traded securities. Certain of the Fund's investments in securities for which there is no ready market may include investments in smaller, less-seasoned companies, which may involve greater risks. These companies may have little or no operating history, limited product lines, markets or financial resources, or they may be dependent on a limited management group. Korean law currently permits foreign investors such as the Fund to acquire debt securities denominated in Won that are not listed on the Stock Market Division of the KRX, or equity securities of companies that are not listed on the Stock Market Division or the KOSDAQ Market Division of the KRX. See "Investment objective and policies".

THERE ARE NO FIXED LIMITATIONS REGARDING PORTFOLIO TURNOVER.


Frequency of portfolio turnover is not a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that its annual portfolio turnover rate will not exceed 100%. For the fiscal year ended October 31, 2006, the Fund's portfolio turnover rate was 31%. A high rate of portfolio turnover involves correspondingly greater aggregate payments for brokerage commissions than a lower rate, which expenses must be borne by the Fund and its Stockholders, while a lower rate of portfolio turnover involves correspondingly lower aggregate payments and stockholder expenses. In addition, a high rate of portfolio turnover may result in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends.


IF THE FUND FAILS TO QUALIFY AS A REGULATED INVESTMENT COMPANY, THE FUND WILL BE TAXED AS A CORPORATION.


If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its Stockholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received deduction for corporate Stockholders. If the Fund fails to qualify as a regulated investment company in any year, it will be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company and may in certain circumstances be required to pay tax on unrealized gains.


THE FUND'S SHARES CURRENTLY TRADE AND MAY CONTINUE TO TRADE AT A DISCOUNT FROM NET ASSET VALUE.

Since the Fund's commencement of operations in 1993, the Fund's Shares of Common Stock have traded on the NYSE at both a premium and a discount from NAV, although the Shares have generally traded at a discount from NAV. The Fund's officers have not determined the reasons why the Common Stock has generally traded at a discount from NAV, nor can they predict whether the Common Stock will continue to trade at a discount from NAV, and if so, the level of such discount. The Fund's Shares have traded at discounts of as much as 22.5% in the past five years.

In addition, you should note that shares of closed-end investment companies frequently trade at a discount from NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV will decrease as a result of its investment activities. The Fund cannot predict whether its Shares will trade at, above or below NAV. The risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

KOREA HAS DIFFERENT LAWS REGARDING THE CUSTODY OF KOREAN SECURITIES THAN YOU MAY BE FAMILIAR WITH IN THE UNITED STATES.

The Fund may hold its foreign securities and cash in foreign banks and securities depositories. There may be less regulatory oversight over their operations than in the case of U.S. financial institutions. Also, certain Korean laws may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

THE FUND'S STATUS AS A "NON-DIVERSIFIED" INVESTMENT COMPANY MAY EXPOSE IT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. To qualify, the Fund must comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund which elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers. An investment in the Fund is not a balanced investment program by itself, and is intended to provide diversification as part of a more complete investment program.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND PROVISIONS IN THE FUND'S CHARTER AND BYLAWS MAY HAVE THE EFFECT OF DEPRIVING YOU OF AN OPPORTUNITY TO SELL YOUR SHARES AT A PREMIUM.

The Fund's Charter and Bylaws and the MGCL include provisions that could limit the ability of other persons to acquire control of the Fund, to convert the Fund to an open-end investment company or to change the composition of the Fund's Board of Directors. The Fund has also adopted measures that may make it difficult for another person or entity to obtain control of the Fund.

The Fund's Charter and Bylaws include provisions that classify the Board of Directors into three classes. The Directors of each class are elected to serve for three years and until their successors are duly elected and qualify. Additionally, the Charter provides that a Director elected by the Stockholders may be removed (but only for cause) by a vote of the holders of at least two-thirds of the outstanding Shares entitled to vote in the election of such Director.

Under the Charter, the Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, and authorize the issuance of Shares of stock without obtaining Stockholder approval.

Through a provision in the Charter, the Fund is subject to the Maryland Business Combination Act (the "Business Combination Act"). Subject to various limitations, the Business Combination Act prohibits certain business combinations between the Fund and an "interested stockholder" (defined generally as any person who beneficially owns ten percent or more of the voting power of the Fund's Shares or an affiliate or associate of the Fund who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of our then outstanding voting shares, or an affiliate thereof) for five years after the most recent date on which the Stockholder becomes an interested stockholder, and thereafter imposes special stockholder voting requirements on these combinations.


Additionally, Charter provisions include various supermajority vote requirements (which require the vote of two-thirds of outstanding shares in certain circumstances) to approve extraordinary corporate actions such as a merger or consolidation, the sale of all or substantially all of the Fund's assets, the liquidation or dissolution of the Fund and certain Charter amendments.


The foregoing provisions may be regarded as "anti-takeover" provisions and may have the effect of depriving Stockholders of an opportunity to sell their shares at a premium over prevailing market prices. See "Capital stock--Certain Provisions of Maryland General Corporation Law and the Charter and Bylaws."

THE OPERATING EXPENSES OF THE FUND MAY BE HIGHER THAN INVESTMENT COMPANIES THAT INVEST PRIMARILY IN THE SECURITIES OF U.S. COMPANIES.

The operating expense ratio of the Fund can be higher than that of a fund investing primarily in the securities of U.S. issuers since the expenses of the Fund (such as custodial, currency exchange and communication costs) are higher. Brokerage commissions and transaction costs for transactions both on and off the KSE are generally higher than the relevant costs in the United States. The Fund will incur additional expenses not typically associated with an investment company registered in the United States and listed on the NYSE by maintaining the Fund's registration in both the United States and Japan and its listing on the NYSE, the Boston Stock Exchange and the Osaka Securities Exchange.

FUTURE MARKET DISRUPTIONS RESULTING FROM TERRORIST ATTACKS IN THE UNITED STATES AND ELSEWHERE OR U.S. MILITARY ACTION ABROAD COULD NEGATIVELY AND ADVERSELY AFFECT THE MARKET FOR THE FUND'S COMMON STOCK.

As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility. Moreover, the ongoing U.S. military and related action in Iraq and other events in the Middle East could have significant adverse effects on U.S. and world economies and markets. The Fund does not know how long the securities markets will continue to be affected by these and other geopolitical events and cannot predict the effects of military action or similar events in the future on the U.S. economy and securities markets. A similar disruption of the U.S. or world financial markets could affect interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Fund's Common Stock.

Portfolio composition


The following sets forth certain information with respect to the composition of the Fund's investment portfolio as of October 31, 2006:

                                               KOREA EQUITY FUND, INC.
                                               SCHEDULE OF INVESTMENTS
                                                  OCTOBER 31, 2006


                                                                                                              % of
                                                                                             Market           Net
KOREAN EQUITY SECURITIES                                  Shares          Cost               Value           Assets
                                                        -------------------------------------------------------------
Automotive Equipment and Parts
Halla Climate Control Corporation..................       164,000      $   1,898,153    $    1,897,061          2.0
   Air control equipment
Hyundai Mobis .....................................        22,250            682,692         2,172,345          2.3
   Automotive service components
Hyundai Motor Co., Ltd.............................        17,300            613,921         1,406,325          1.5
Hyundai Motor Co., Ltd. PFD .......................        11,900            209,982           561,977          0.6
   Passenger cars, trucks, autoparts and commercial                     ---------------------------------------------
   vehicles
Total Automotive Equipment and Parts...............                        3,404,748         6,037,708          6.4
                                                                        ---------------------------------------------
Banking and Financial Services
Daewoo Securities Co., Ltd.........................       118,000      $   1,217,275    $    2,185,186          2.3
   Financial institution
Hana Financial Group Inc ..........................        53,934          1,141,815         2,486,929          2.6
   Commercial bank
Industrial Bank of Korea...........................        40,000            298,938           700,414          0.7
   Commercial bank
Kookmin Bank.......................................        42,408          1,719,234         3,370,858          3.6
   Commercial bank
Korea Exchange Bank+...............................        84,000            736,024         1,118,752          1.2
   Commercial bank
Shinhan Financial Group Co., Ltd...................        48,500            914,394         2,236,364          2.4
   Consumer and commercial-related financial services
Woori Finance Holdings Co., Ltd....................        50,000            431,248         1,069,193          1.1
   Diversified finance services                                         ---------------------------------------------
Total Banking and Financial Services ..............                        6,458,928        13,167,696         13.9
                                                                        ---------------------------------------------
Consumer Electronics
LG Electronics Inc.................................        65,300          4,031,986         3,950,016          4.2
   Digital display equipment
LG Philips LCD Co., Ltd. +.........................        80,000          3,282,946         2,546,960          2.6
   Digital display equipment
Samsung Electronics Co., Ltd.......................        18,958          4,306,844        12,292,623         13.0
Samsung Electronics Co., Ltd. PFD .................         6,420          1,308,514         3,113,595          3.3
                                                                        ---------------------------------------------


                                                         41

   Consumer electronics, computers and
   telecommunications
Total Consumer Electronics ........................                       12,930,290        21,903,194         23.1
                                                                        ---------------------------------------------

Electrical Machinery
Samsung Corporation ...............................        32,000            455,609         1,068,026          1.1
   Import/Export                                                        ---------------------------------------------

Food and Beverages
Hite Brewery Co., Ltd..............................        29,000          3,863,484         3,446,886          3.6
   Alcoholic and non-alcoholic beverages                                ---------------------------------------------
Lotte Chilsung Beverage Co., Ltd...................         2,500          2,713,688         3,151,863          3.4
   Alcoholic and non-alcoholic beverages
Total Food and Beverages...........................                        6,577,172         6,598,749          7.0
                                                                        ---------------------------------------------
Iron and Steel
POSCO..............................................        18,750      $   2,091,624    $    5,203,359          5.5
   Hot and cold rolled steel products                                   ---------------------------------------------

Miscellaneous Manufacturing
Hanjin Heavy Industries & Construction Co., Ltd....        98,130          1,368,086         2,900,266          3.1
   Constructs roadways, bridges, ports, industrial
   plants, and buildings
Hynix Semiconductor, Inc. +........................        76,000          1,794,127         2,758,358          2.9
   Semiconductors
KT&G Corp..........................................        21,500            540,456         1,327,922          1.4
   Cigarettes and other tobacco products                                ---------------------------------------------
Total Miscellaneous Manufacturing .................                        3,702,669         6,986,546          7.4
                                                                        ---------------------------------------------
Oil and Gas
SK Corporation.....................................        21,820          1,245,876         1,600,088          1.6
   Refines, markets, and distributes oil
S-Oil Corporation..................................        23,000          1,116,343         1,569,458          1.7
   Petroleum and related products                                       ---------------------------------------------
Total Oil and Gas..................................                        2,362,219         3,169,546          3.3
                                                                        ---------------------------------------------
Retail
Shinsegae Co., Ltd.................................         6,660          1,426,327         3,837,823          4.0
   Department store chain                                               ---------------------------------------------

Services
GS Engineering & Construction Corp ................        60,000          1,757,501         4,667,304          4.9
   Contracts civil engineering and architectural works
Hyundai Engineering & Construction Co., Ltd.+......        64,000          1,781,550         3,579,328          3.8
   General construction company
Hyundai Mipo Dockyard .............................        31,600          2,699,125         4,191,871          4.4
   Shipbuilding
LG Corp............................................        48,000          1,324,353         1,365,172          1.5


                                      42

   Holding company
Samsung Fire & Marine Insurance Co., Ltd...........        13,500            857,966         2,091,671          2.2
   Non-life insurance
Woongjin ThinkBig Co., Ltd.........................       124,000          1,144,825         2,473,947          2.6
   Publishing                                                           ---------------------------------------------
Total Services ....................................                        9,565,320        18,369,293         19.4
                                                                        ---------------------------------------------
Telecommunications
LG Dacom Corporation...............................       163,000      $   2,598,952    $    3,788,285          4.0
   Internet services
SK Telecom Co., Ltd................................         7,860          1,425,754         1,705,795          1.8
   Mobile telecommunications and paging services                        ---------------------------------------------
Total Telecommunications ..........................                        4,024,706         5,494,080          5.8
                                                                        ---------------------------------------------
Utilities
Korea Electric Power Corp..........................        33,000            775,556         1,274,754          1.3
   Power supplier                                                       ---------------------------------------------

TOTAL KOREAN EQUITY SECURITIES.....................                       53,775,168        93,110,774         98.2
                                                                        ---------------------------------------------
TOTAL INVESTMENTS..................................                    $  53,775,168    $   93,110,774         98.2
                                                                        ---------------------------------------------
OTHER ASSETS LESS LIABILITIES, NET.................                                          1,741,517          1.8
                                                                                       ------------------------------
NET ASSETS.........................................                                     $   94,852,291        100.0
                                                                                       ==============================

+Non-income producing security.
GDR: Global depository receipt.
PFD: Preferred stock.



              Portfolio securities and foreign currency holdings
                were translated at the following exchange rate
                            as of October 31, 2006.

                        Korean Won KRW W 942.30 = $1.00











                       See notes to financial statements

Management of the Fund

DIRECTORS AND OFFICERS

Under the Fund's Bylaws and the MGCL, the business and affairs of the Fund shall be managed under the direction of its Board of Directors. Investment decisions for the Fund are made by the Manager (or by the Investment Adviser or a Sub-Adviser as its delegate), subject to any direction it may receive from the Fund's Board of Directors, which periodically reviews the Fund's investment performance.


The Fund's Charter and Bylaws provide that the Directors are divided into three classes, as nearly equal in number as possible. Each Director serves for three years and until his or her successor is duly elected and qualifies. Each year, the term of one class expires. The officers of the Fund serve at the pleasure of the Board of Directors.

Maryland law permits the Fund to include in its Charter a provision limiting the liability of the Fund's Directors and officers to the Fund and the Stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Fund's Charter contains a provision which eliminates Directors' and officers' liability to the fullest extent permitted by Maryland law and subject to the requirements of the 1940 Act.

The Fund's Charter provides that the Fund shall indemnify each Director and officer to the full extent permitted by the Maryland law and subject to the requirements of the 1940 Act. The Fund's Bylaws obligate the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former Director or officer of the Fund and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a Director or officer of the Fund and at the request of the Fund, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity.


Neither the Charter nor the Bylaws of the Fund protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The names of the Directors and officers of the Fund, their addresses, ages and principal occupations during the past five years are provided in the tables below. A director who is deemed an "interested person" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund is included in the table titled "Interested Director." Directors who are not interested persons, as described above, of the Fund are included in the table titled "Independent Directors."

INTERESTED DIRECTOR


                                                                                           Number of
                                                 Term of                                   Funds in
                                                Office and                                   Fund             Other
                             Position(s)        Length of            Principal             Complex**      Directorships
     Name, Address            Held With            Time            Occupation(s)          Overseen by        Held by
        and Age               the Fund            Served       During Past Five Years      Director          Director
--------------------------------------------------------------------------------------------------------------------------
Hiroshi Terasaki (51)*    President and      President and     Managing Director and     2 registered          None
Two World Financial       Class II Director  Director since    Chief Executive            investment
Center, Building B                           June 2005         Officer, Nomura Asset       companies
New York, New York                                             Management U.K.          consisting of 2
10281                                                          Limited from 2003 to       portfolios
                                                               2005; General
                                                               Manager, Fixed Income
                                                               Investment Department
                                                               of the Investment
                                                               Adviser from 2000 to
                                                               2003.


* Mr. Terasaki is a Director and the President of the Fund for which the Manager acts as manager and for which the Investment Adviser acts as investment adviser. Mr. Terasaki is an "interested person," as defined in the 1940 Act, of the Fund based on his positions as President of the Fund, and as President and Director of the Manager.

** In addition to the Fund, the "Fund Complex" includes Japan Smaller Capitalization Fund, Inc.


INDEPENDENT DIRECTORS


                                                                                           Number of
                                                    Term of                                 Funds in
                                                   Office and          Principal              Fund            Other
                                Position(s)        Length of         Occupation(s)          Complex*      Directorships
       Name, Address             Held With            Time          During Past Five      Overseen by        Held by
          and Age                the Fund            Served              Years              Director         Director
William G. Barker, Jr. (73)  Class I Director   Director since    Retired.                2 registered         None
111 Parsonage Road                              1993                                       investment
Greenwich, Connecticut                                                                     companies
06830                                                                                   consisting of 2
--------------------------------------------------------------------------------------------------------------------------
Rodney A. Buck (58)          Class III          Director since    Owner, Buck Capital     2 registered         None
1857 West County Road        Director           2006              Management (private      investment
Calais, Vermont 05648                                             investment                company
                                                                  management firm)      consisting of 2
                                                                  since 2005;              portfolio
                                                                  Executive Vice
                                                                  President and Chief
                                                                  Investment Officer,
                                                                  National Life Group
                                                                  (insurance holding
                                                                  company) from 2000
                                                                  to 2005; Chief
                                                                  Executive Officer,
                                                                  Sentinel Advisors
                                                                  Company (investment
                                                                  adviser) from 1996
                                                                  to 2005.
David B. Chemidlin (49)      Class III          Director since    Corporate               2 registered         None
67 Glen Eagle Drive          Director           2006              Controller, Advance      investment
Watchung, New Jersey 07060                                        Magazine                  company
                                                                  Publishers, Inc.      consisting of 2
                                                                  (d/b/a Conde Nast)       portfolio
                                                                  since 1995


                                      45

Chor Weng Tan (70)           Class II Director  Director since    Retired since 2004;     2 registered         None
6245 Paseo Privado                              1993              Managing Director        investment
Carlsbad,                                                         for Education, the       companies
California  92009                                                 American Society of   consisting of 2
                                                                  Mechanical               portfolios
                                                                  Engineers from 1991
                                                                  to 2004.

John F. Wallace (78)         Class I Director   Director since    Retired since 2000;     2 registered         None
17 Rhoda Street                                 1993              Vice President of        investment
West Hempstead,                                                   the Fund from 1997       companies
New York 11552                                                    to 2000 and           consisting of 2
                                                                  Secretary and            portfolios
                                                                  Treasurer of the
                                                                  Fund from 1990 to
                                                                  1997; Senior Vice
                                                                  President of the
                                                                  Manager from 1981
                                                                  to 2000, Secretary
                                                                  from 1976 to 2000,
                                                                  Treasurer from 1984
                                                                  to 2000 and
                                                                  Director from 1986
                                                                  to 2000.


*    In addition to the Fund, the "Fund Complex" includes Japan Smaller
     Capitalization Fund, Inc.


OFFICERS WHO ARE NOT DIRECTORS


                                                              Term of
                                                           Office** and
                                   Position(s)               Length of
        Name, Address*              Held With                  Time                     Principal Occupation(s)
           and Age                   the Fund                 Served                     During Past Five Years
--------------------------------------------------------------------------------------------------------------------------
Kenneth L. Munt (60)            Vice President      Vice President since 2001    Senior Vice President and Secretary
                                                                                 of the Manager since 1999.

Keiko Tani (44)                 Vice President      Vice President since 2005    Senior Manager, Products Planning &
                                                                                 Development Dept. of the Investment
                                                                                 Adviser since 2007; Senior Vice
                                                                                 President and General Counsel of the
                                                                                 Manager from 2005 to 2007; Leader,
                                                                                 Legal Team, Product Documentation &
                                                                                 Legal Department of the Investment
                                                                                 Adviser from 2003 to 2005, General
                                                                                 Manager of Legal Department from
                                                                                 1999 to 2003.

Rita Chopra-Brathwaite (37)     Treasurer           Treasurer since 2002         Vice President of the Manager since
                                                                                 2001, Assistant Vice President from
                                                                                 1999 to 2000.

Neil Daniele (46)               Secretary           Secretary since 2002         Senior Vice President of the Manager
                                                                                 since 2002; Vice President and
                                                                                 Compliance Officer of Munich Re
                                                                                 Capital Management Corp. (asset
                                                                                 management firm) from 2001 to 2002;
                                                                                 Vice President of AIG Global
                                                                                 Investment Group, Inc. (asset
                                                                                 management firm) from 2000 to 2001;
                                                                                 Compliance Officer of AIG Global
                                                                                 Investment Corp. from 1996 to 2000.

* The address of each officer listed above is Two World Financial Center, Building B, New York, New York 10281.
**   Elected annually by and serves at the pleasure of the Board of Directors.

OWNERSHIP OF SECURITIES

The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and executive officers.


As of January 5, 2007, the dollar range of equity securities owned beneficially by each Director in the Fund and in all registered investment companies overseen by the Director within the same family of investment companies as the Fund was as follows:

                                                                                  Aggregate Dollar Range of Equity
                                                                                    Securities in All Registered
                                                                                  Investment Companies Overseen by
                                         Dollar Range of Equity Securities in     Director in Family of Investment
           Name of Director                            the Fund                               Companies
--------------------------------------------------------------------------------------------------------------------
William G. Barker, Jr.                                     -                                      -
Rodney A. Buck                                             -                               $10,001-$50,000
David B. Chemidlin                                         -                                      -
Chor Weng Tan                                       $10,001-$50,000                       $50,001-$100,000
Hiroshi Terasaki                                           -                                      -
John F. Wallace                                     $10,001-$50,000                        $10,001-$50,000


As of January 5, 2007, the Directors and officers of the Fund as a group (eleven persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, all of the officers of the Fund as a group (five persons) owned an aggregate of less than 1% of the outstanding shares of Nomura Holdings, Inc., the parent company of each of the Advisers.


COMMITTEES OF THE BOARD OF DIRECTORS

Current Committees and Members

The Fund has a standing Audit Committee and a Nominating Committee. The Audit Committee and Nominating Committee are composed entirely of Directors who are not "interested persons" of the Fund or the Fund's Manager, Investment Adviser or Sub-Advisers within the meaning of the 1940 Act and who are "independent" as defined in the NYSE listing standards.

Audit Committee

The Audit Committee is responsible for the selection and engagement of the Fund's independent public accountants (subject to ratification by the Board of Directors), pre-approves and reviews both the audit and non-audit work of the Fund's independent public accountants, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters.


The Board of Directors has adopted a Charter for its Audit Committee. The Audit Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1 from Ernst & Young LLP ("E&Y"), the Fund's independent registered public accounting firm, and has discussed with E&Y its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and E&Y, and discussed certain matters with E&Y required to be discussed by Statements on Auditing Standards Nos. 61 and 90. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report to Stockholders for the fiscal year ended October 31, 2006. The members of the Fund's Audit Committee are Messrs. William G. Barker, Jr., Rodney A. Buck, David B. Chemidlin, Chor Weng Tan and John F. Wallace. The Audit Committee Charter is available upon request to the Fund at Two World Financial Center, Building B, New York, New York 10281 (or by calling (800) 833-0018).


Nominating Committee; Consideration of Potential Director Nominees

The Nominating Committee makes recommendations to the Board of Directors regarding nominations for membership on the Board of Directors. It evaluates candidates' qualifications for Board of Directors membership and, with respect to nominees for positions as independent directors, their independence from the Fund's Manager, Investment Adviser or Sub-Advisers and other principal service providers. The Committee periodically reviews Director compensation and will recommend any appropriate changes to the Board of Directors as a group. This Committee also reviews and may make recommendations to the Board of Directors relating to those issues that pertain to the effectiveness of the Board of Directors in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The members of the Fund's Nominating Committee are Messrs. William G. Barker, Jr., Rodney A. Buck, David
B. Chemidlin, Chor Weng Tan and John F. Wallace.

The Nominating Committee will consider potential independent director candidates recommended by Stockholders provided that the proposed candidates satisfy the criteria for independent directors adopted by the Nominating Committee and any applicable regulatory requirements; are not "interested persons" of the Fund or the Fund's Manager within the meaning of the 1940 Act; and are "independent" as defined in the NYSE listing standards.

The Board of Directors has adopted a charter for the Nominating Committee which is available upon request to the Fund at Two World Financial Center, Building B, New York, New York 10281 (or by calling (800) 833-0018).

No nominee recommendations have been received from Stockholders. The Nominating Committee may modify its policies and procedures for director nominees and recommendations from time to time in response to changes in the Fund's needs and circumstances, and as applicable legal or listing standards change.


Board of Directors and Committee Meetings in Fiscal 2006

During the Fund's fiscal year ended October 31, 2006, the Board of Directors held four regular meetings, five special meetings, three Audit Committee meetings and two Nominating Committee meetings. Each Director then in office attended 75% or more of the aggregate number of regular and special meetings of the Board of Directors and those Committees of which the Director is a member.


COMPENSATION OF OFFICERS

The Fund does not pay its officers for the services they provide to the Fund, except for those expenses incurred in connection with Board of Directors or Stockholders meetings which are reimbursed by the Fund under the Fund's reimbursement policy. Instead, the officers who are also officers or employees of the Manager are compensated by the Manager.

COMPENSATION OF DIRECTORS


The Manager pays all compensation of all Directors of the Fund who are affiliated with the Manager or any of its affiliates. The Fund pays to each Director not affiliated with the Manager or any of its affiliates an annual fee of $10,000 plus $1,000 per Board of Directors or committee meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. Mr. Barker, who has been designated by the Directors not affiliated with the Fund to serve as Lead Director, is paid an additional $5,000, effective June 2005. Such fees and expenses aggregated $124,095 for the fiscal year ended October 31, 2006.

The following table sets forth the aggregate compensation (not including expense reimbursements) paid by the Fund to each Director (other than Mr. Yasushi Suzuki, who received no director fees or other compensation for services as a Director of the Fund) during the fiscal year ended October 31, 2006, as well as the total compensation paid by the Fund to each Director.

                                                             Pension or Retirement     Aggregate Compensation From
                                 Aggregate Compensation     Benefits Accrued As Part       Fund Complex Paid to
                                From Fund for its Fiscal    of Fund Expenses for its       Directors During the
                                 Year Ended October 31,    Fiscal Year Ended October       Calendar Year Ended
      Name of Director                    2006                      31, 2006                December 31, 2005*
-------------------------------------------------------------------------------------------------------------------
William G. Barker, Jr.                  $26,000                       None                       $45,000
Rodney A. Buck**                          2,000                         --                            --
David B. Chemidlin**                         --                         --                            --
William K. Grollman***                   19,000                       None                        34,500
Yasushi Suzuki***                            --                       None                            --
Chor Weng Tan                            21,000                       None                        34,500
Arthur R. Taylor***                      19,000                       None                        34,500
Hiroshi Terasaki**                           --                         --                            --
John F. Wallace                          21,000                       None                        33,500

-----------------
      * In addition to the Fund, the "Fund Complex" includes Japan Smaller Capitalization Fund, Inc. Because the funds in the Fund Complex do not share a common fiscal year, the information relating to compensation from the Fund Complex paid to the Directors is provided as of December 31, 2006.
     ** Messrs. Buck, Chemidlin and Terasaki were elected Directors of the Fund effective August 17, 2006, October 10, 2006, and June 20, 2005, respectively.
    *** Messrs. Grollman and Taylor resigned as Directors effective August 17, 2006. Mr. Suzuki resigned as a Director effective June 20, 2005.



Code of ethics


The Fund and the Manager have adopted a joint code of ethics in accordance with Rule 17j-1 under the 1940 Act. The Investment Adviser and the Sub-Advisers have adopted a separate joint code of ethics in accordance with Rule 17j-1 under the 1940 Act. Subject to certain conditions and restrictions, these codes of ethics permit personnel who are subject to them to invest in securities, including securities that may be purchased or held by the Fund.


Each of these codes of ethics may be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. These codes of ethics are also available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. The Fund's code of ethics is available upon request to the Fund at Two World Financial Center, Building B, New York, New York 10281 (or by calling (800) 833-0018).

Management and investment advisory arrangements

The Manager

The Manager acts as the management company for the Fund. The Manager, a New York corporation with its office located at Two World Financial Center, Building B, New York, New York 10281, is a subsidiary of the Investment Adviser. The Manager also provides global investment advisory services, primarily with respect to Japanese securities and other Pacific Basin securities, for North American institutional clients. The Manager also acts as one of the investment advisers to 10 other investment companies (one of which is registered as an investment company under the 1940
Act).

Under its management agreement with the Fund (the "Management Agreement"), the Manager agrees to provide, or arrange for the provision of, investment advisory and management services to the Fund, subject to the oversight and supervision of the Board of Directors of the Fund. In addition to the management of the Fund's portfolio in accordance with the Fund's investment objective and policies and the responsibility for making decisions to buy, sell or hold particular securities, the Manager is obligated to perform, or arrange for the performance of the administrative and management services necessary for the operation of the Fund. The Manager is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

The Investment Adviser and the Sub-Advisers


In accordance with the terms of the Management Agreement, the Manager has retained the Investment Adviser to act as the investment adviser for the Fund. Pursuant to the investment advisory agreement between the Manager and the Investment Adviser (the "Investment Advisory Agreement"), the Investment Adviser has agreed to (i) furnish the Fund with economic research, securities analysis and investment recommendations, (ii) review and render investment advice with respect to the Fund, (iii) make decisions to buy, sell or hold particular securities, (iv) execute portfolio transactions and (v) pursuant to investment discretion delegated to the Investment Adviser by the Manager, exercise investment discretion, including stock selection and order placement responsibility, with respect to the Fund's portfolio. The Manager has a significant compliance role with respect to, and is responsible for reviewing all transactions effected by, the Investment Adviser. The Investment Adviser, a Japanese corporation with its principal office located at 1-12-1, Nihombashi, Chuo-ku, Tokyo 103-8260, Japan, provides investment advisory services for Japanese and international clients. The Manager, the Investment Adviser and the Sub-Advisers, together with their affiliates, had approximately $201.6 billion in assets under management as of October 31, 2006. The Investment Adviser is owned 100% by Nomura Holdings, Inc. Nomura Securities Co., Ltd., also owned by Nomura Holdings, Inc. is the largest securities company in Japan.


Pursuant to an investment sub-advisory agreement between the Investment Adviser and NAM-Hong Kong and an investment sub-advisory agreement between the Investment Adviser and NAM-Singapore (together, the "Investment Sub-Advisory Agreements"), the Investment Adviser has retained NAM-Singapore and NAM-Hong Kong to act as investment sub-advisers for the Fund. Pursuant to the Investment Sub-Advisory Agreements, the Sub-Advisers have agreed to furnish the Investment Adviser with economic research and securities analysis. In addition, as permitted by the Investment Sub-Advisory Agreement with NAM-Singapore, the Investment Adviser has delegated investment discretion over the Fund's assets to NAM-Singapore.


Messrs. Shigeto Kasahara and Eric Poh act as the Fund's portfolio managers. Mr. Kasahara has served as a portfolio manager of the Fund since March 2005. Mr. Kasahara previously served as a fund manager in the Global Equity Investment Department of the Investment Adviser from 1999 to 2002 and as a portfolio manager specializing in Pacific Basin ex-Japan Equities at NAM-Hong Kong from 2002 to 2004. He has been a portfolio manager at NAM-Singapore since 2004. Mr. Poh has served as a portfolio manager of the Fund since May 2005. Before joining NAM-Singapore in 2005, Mr. Poh previously served as a portfolio manager for SG Asset Management (Singapore) Ltd. from 2001 to 2005 and as a portfolio manager for ING Investment Management Asia Pacific from 1999 to 2001. The portfolio managers are primarily responsible for the day-to-day portfolio management of the Fund. For a discussion of Mr.

Kasahara and Mr. Poh's compensation, see "Management and investment advisory arrangements--Portfolio Manager Compensation."


Compensation and Expenses

As compensation for its services to the Fund, the Manager receives a monthly fee computed daily, at the annual rate of 0.85% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of accrued liabilities of the Fund). This fee is higher than that paid by most management investment companies, but is comparable to fees paid by many U.S. investment companies that invest primarily in a single foreign country.

For services performed, the Investment Adviser receives a monthly fee from the Manager at an annual rate of 0.495% of the Fund's average weekly net assets. For services performed, the Investment Adviser pays NAM-Singapore a monthly fee at an annual rate of 0.225% of the Fund's average weekly net assets. For services performed, the Investment Adviser pays NAM-Hong Kong a monthly fee at an annual rate of 0.045% of the Fund's average weekly net assets.

For purposes of these calculations, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.


For the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, the Fund paid or accrued on behalf of the Manager aggregate management fees of $752,165, $574,798 and $456,995, respectively. The Manager informed the Fund that during the same fiscal years, the Manager paid aggregate advisory fees of $438,025, $332,231 and $263,879, respectively, to the Investment Adviser.

The Board of Directors of the Fund most recently approved the continuance of the Management and Investment Advisory Agreements on August 17, 2006. A discussion regarding the basis for such approval is contained in the Fund's annual report for the period ended October 31, 2006.


The Manager, the Investment Adviser and the Sub-Advisers will benefit from the Offer because their fees are based on the average weekly net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Advisers will receive as a result of the Offer because it is not known how many shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, based on the estimated proceeds from the Offer, assuming all the Rights are exercised in full at the estimated Subscription Price of $[ ] per share, and after payment of the Dealer Manager fees and estimate of expenses, the Manager would receive additional annual fees of approximately $[ ], the Investment Adviser would receive additional annual fees of approximately $[ ], NAM-Hong Kong would receive additional annual fees of approximately $[ ] and NAM-Singapore would receive additional annual fees of approximately $[ ], as a result of the increase in assets under management over the Fund's current assets under management.

The Management Agreement obligates the Manager to provide, or arrange for the provision of, investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Manager or any of its affiliates. The Fund pays all other expenses incurred in its operation, including, among other things, taxes; expenses for legal, tax and auditing services; listing fees; costs of printing proxies, stock certificates, stockholder reports and prospectuses; charges of the custodian, sub-custodians and transfer agent; SEC fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the weekly calculation of NAV); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund.

Duration and Termination

Unless earlier terminated as described below, the Management Agreement, the Investment Advisory Agreement and the Investment Sub-Advisory Agreements will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contracts or interested persons (as defined in the 1940 Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the Stockholders of the Fund.

Enforceability

The Fund has been advised that there is substantial doubt as to the enforceability in the courts of Japan of judgments against the Investment Adviser predicated upon the civil liability provisions of the Federal securities laws of the United States. The Investment Adviser is advised by U.S. counsel with respect to the Federal securities laws of the United States.

Relationship of a Director to the Manager

Mr. Hiroshi Terasaki, a Director and President of the Fund, also serves as the President and Director of the Manager.

Portfolio Manager Compensation


Other Accounts Managed by the Portfolio Managers. As of October 31, 2006, Mr. Shigeto Kasahara, one of the Fund's co-portfolio managers, was primarily responsible for the day-to-day portfolio management for the Fund, for three other pooled investment vehicles that are not registered investment companies under the 1940 Act (with total assets of US$61.8 million) and for four other accounts (with total assets of US$3,209.4 million). As of October 31, 2006, Mr. Eric Poh, the other co-portfolio manager of the Fund, was also primarily responsible for the day-to-day portfolio management for the Fund and for two other pooled investment vehicles that are not registered investment companies under the 1940 Act (with total assets of US$71.5 million). Mr. Poh is not primarily responsible for the day-to-day portfolio management of any other accounts. Neither Mr. Kasahara nor Mr. Poh is responsible for the portfolio management of any other registered investment companies. None of the investment advisory fees with respect to these accounts is based on the performance of the account.

Securities Ownership of Portfolio Managers. As of October 31, 2006, Messrs. Kasahara and Poh did not own beneficially any securities issued by the Fund.


Portfolio Manager Compensation Structure. The portfolio managers receive a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine each portfolio manager's compensation is applied across all accounts managed by the portfolio manager.

Base Salary Compensation. Generally, the portfolio managers receive fixed salary compensation based on their duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise each portfolio manager's performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills.


Discretionary Compensation. In addition to base compensation, each portfolio manager may receive discretionary compensation in the form of a cash bonus. The bonus is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the portfolio manager's accounts. The quantitative scoring for purposes of the bonus comprises 60 to 80% of the performance appraisal measurement. As indicated above, Messrs. Kasahara and Poh are responsible for multiple accounts. The quantitative scoring generally takes into account the performance of each of these accounts, on a pre-tax basis over the average of the most recent one-year and three-year periods, compared against benchmarks established for such accounts during the same periods. In evaluating the performance of the Fund, NAM-Singapore utilizes the performance of the Korea Composite Stock Price Index (KOSPI) as the benchmark. The qualitative score is determined by analyzing the quality of the portfolio manager's contribution to the Investment Adviser, focusing primarily on the contribution to the management of the investment team and to client service and marketing. While the bonus can range up to 100% or more of base salary, the Investment Adviser has indicated that cash bonuses typically represent approximately 20 to 40% of its portfolio managers' aggregate cash compensation.


Potential Material Conflicts of Interest. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager's time and attention among relevant accounts and (iii) circumstances where the Investment Adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

Legal proceedings

The Fund is not currently a party to any material legal proceedings.

Proxy voting policy

Summary of Proxy Voting Policies and Procedures of the Fund


The Fund's proxy voting policies and procedures seek to assure that proxies received by the Fund are voted in the best interests of the Fund and the Fund's Stockholders. Because the investment philosophy of the Manager is generally consistent with the investment objective of the Fund and the economic interests of its Stockholders, investment decisions for the Fund should generally be consistent with its Manager's philosophy. In proxy voting decisions, as in other investment decisions, the Manager exercises proxy voting decisions solely in the best interest of the Fund's Stockholders.


Accordingly, the Fund's proxy voting policies and procedures delegate all responsibility for proxy voting to the Manager, provided that the Board of Directors has the opportunity to periodically review and approve the Manager's proxy voting policies and any material amendments. In addressing potential conflicts of interest, the Fund's procedures provide that the Manager follow an alternative voting procedure instead of voting in its sole discretion. The proxies may be voted in accordance with the recommendations made by third party proxy voting service vendors only when the business generates more than 1% of the total revenue of the Manager and its investment advisory affiliates, and when the proposal to be voted on may provide an undue enrichment to a director, officer, or another affiliate of such business. However, the Fund allows the Manager to resolve conflicts of interest in any reasonable manner consistent with the alternative voting procedures described in its proxy voting policy.


The Fund shall annually file Form N-PX disclosing its proxy voting record for the most recent twelve-month period ended June 30. A description of the Fund's proxy voting record for the most recent twelve-month period ended June 30 is available without charge on the SEC's website at www.sec.gov. The Fund's proxy voting policies and procedures are available upon request to the Fund at Two World Financial Center, Building B, New York, New York, 10281 (or by calling
(800) 833-0018).


Summary of the Manager's Proxy Voting Policies and Procedures

The Manager's proxy voting policies and procedures reflect the substantial differences between proxy voting at stockholders' meetings held in the United States and proxy voting in Korea. The Manager seeks to vote proxies in the best interests of the Fund and its Stockholders in accordance with the Manager's fiduciary duties and Rule 206(4)-6 of the Investment Advisers Act of 1940.

The Manager will vote the shares of stock owned by the Fund in the best interests of the Fund and its Stockholders. The Manager is responsible for identifying the cases when it may be faced with a potential conflict of interest in voting shares of the Fund's investments in the best interest of the Fund and its Stockholders. If a potential conflict of interest exists, the Manager can only exercise its voting authority after careful investigation and research of the issues involved. The Manager can consult with third party proxy voting service vendors and could, in exceptional cases, make the determination that not voting the securities is in the best interest of the Fund. In attempting to eliminate a potential material conflict of interest, the Manager may vote in accordance with its policies and procedures if a routine matter is involved; vote as recommended by an independent third party which has no knowledge of the nature of the material conflict of interest or does not itself have a material conflict of interest; or notify the Board of Directors of the material conflict of interest and seek a waiver of the conflict.

In accordance with its policies and procedures, the Manager will generally support existing management on votes on the financial statements of the issuer and the election of the board of directors; vote for the acceptance of the accounts unless there are grounds to suspect that the accounts as presented or audit procedures used do not present an accurate picture of company results, and support routine issues such as the appointment of independent auditors, allocation of income and the declaration of dividends. Where matters are of an extraordinary nature, or an extraordinary or special meeting is called, further investigation and consultation may be necessary to analyze all relevant information to reach a decision as to how to vote and such matters will be voted on a case by case basis.

Portfolio transactions and brokerage

Subject to policies established by the Board of Directors of the Fund, the Advisers are primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Advisers seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and the facilities of the firm involved and the firm's risk in positioning a block of securities. While the Advisers generally seek reasonably competitive dealer spreads or commission rates, the Fund does not necessarily pay the lowest spread or commission available.


The Fund has no obligation to deal with any broker or dealer in execution of transactions in portfolio securities. The Fund expects that, consistent with its policy of obtaining best net results and subject to the requirements of the 1940 Act, a portion of its portfolio transactions conducted on an agency basis may be conducted through Nomura Securities Co., Ltd. and other affiliated broker-dealers (collectively, "Nomura Securities"). In addition, subject to obtaining best net results, securities companies which provide supplemental investment research to the Advisers may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Advisers under their contractual arrangements relating to the Fund, and the expenses of the Advisers will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies.


Transactions with Affiliates

Because of the affiliation of Nomura Securities with the Fund, the Fund is prohibited from engaging in certain transactions involving Nomura Securities or its affiliates absent an exemptive order under the 1940 Act. Without such an order, the Fund is prohibited from engaging in portfolio transactions with Nomura Securities or its affiliates acting as principal. In addition, the Fund is subject to limitations in purchasing securities in offerings in which Nomura Securities or any of its affiliates participates as an underwriter and may only affect such transactions in accordance with Rule 10f-3 adopted under the 1940 Act. Since underwritten offerings of publicly-traded Japanese common stocks are currently made at discounts from current market prices, the Fund's inability to purchase in such offerings would prevent the Fund from taking advantage of such discounted prices.

Nomura Securities or any of its affiliates may serve as the Fund's broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis. Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities, although, as noted above, the Fund will endeavor to achieve the best net results in effecting such transactions.


For the fiscal year ended October 31, 2006, the Fund paid total brokerage commissions of $149,709, of which $8,073 was paid to Nomura Securities or its affiliates. For the fiscal year ended October 31, 2005, the Fund paid total brokerage commissions of $140,302 and $15,127 was paid to Nomura Securities and its affiliates for effecting 2.0% of the aggregate amount of transactions on which the Fund paid brokerage commissions. For the fiscal year ended October 31, 2004, the Fund paid total brokerage commissions of $164,608 and the Fund paid no brokerage commissions to Nomura Securities or its affiliates.


Portfolio turnover

The Advisers effect portfolio transactions without regard to holding period, if, in their judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. Accordingly, while the Fund anticipates that its annual turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. In addition, a high rate of portfolio turnover may result in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends.

The rates of portfolio turnover in the fiscal years ended October 31, 2006, 2005 and 2004 were 31%, 41% and 50%, respectively.


Net asset value of Common Stock

The Shares are listed on the NYSE, the Osaka Securities Exchange and the Boston Stock Exchange. The NAV is generally determined each day during which the NYSE is open for trading ("Valuation Date"). The NAV is calculated by dividing the value of net assets of the Fund (including interest and dividends accrued but not yet received minus all liabilities including accrued expenses) by the total number of Shares outstanding. For purposes of calculating NAV, Won is translated into dollars at the exchange rate provided by the custodian.

Portfolio securities traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the Valuation Date or, if none is available, at the mean of the bid and offer prices at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days of less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Dividends and capital gain distributions; dividend reinvestment plan

Dividends and Distributions


The Fund intends to distribute, at least annually, substantially all its net investment income and its net capital gains, if any. However, as of October 31, 2006, the Fund had a capital loss carryforward which will offset net capital gains realized by the Fund after that date until the capital loss carryforward has been completely offset or has expired. As a result, gains realized by the Fund from the sale or other disposition of portfolio securities and from certain transactions in futures and options will not give rise to net capital gains until the capital loss carry forward has been eliminated. The Fund does not intend to distribute amounts realized from such transactions until its capital loss carryforward has been eliminated. Details concerning the capital loss carryforward are contained in the notes to financial statements that are incorporated in this prospectus.


Dividend Reinvestment Plan


The Dividend Reinvestment Plan (the "Plan") is available automatically for any holder of Common Stock with Shares registered in his/her own name who wishes to purchase additional Shares with income dividends or capital gains distributions received on Shares owned, unless such Stockholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the Stockholder. If a Stockholder holds Shares in his/her own name, communications regarding the Plan should be addressed to the plan agent, Computershare Investor Services (the "Plan Agent"). Under the Plan, Stockholders appoint the Plan Agent to reinvest dividends and distributions in Shares of the Fund. Such Shares will be acquired by the Plan Agent for Stockholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at NAV or a premium. If the market price of a Share on the payable date of a dividend or distribution is at or above the Fund's NAV on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such Stockholder would be entitled by the greater of the NAV on such date or 95% of the market price of a Share on such date. If the market price of a Share on such distribution date is below the NAV, the number of Shares to be issued to such Stockholders will be determined by dividing such amount, less brokerage commission, by the per Share market price.

Purchases will be made by the Plan Agent from time to time on the NYSE or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or mean between the closing bid and ask prices there were no sales) of the Shares on the NYSE on the preceding trading day was higher than the NAV. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the Shares is lower than or the same as the NAV, the Plan Agent will continue to purchase Shares until all investments by Stockholders have been completed or the closing price or the mean between the bid and ask prices of the Shares becomes higher than the NAV, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the Shares is higher than the NAV and if the number of Shares previously purchased on the NYSE or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of Shares. In each case, the cost per share of Shares purchased for each Stockholder's account will be the average cost, including brokerage commissions, of any Shares purchased in the open market plus the cost of any Shares issued by the Fund. For the fiscal year ended October 31, 2006, the Fund did not issue any new shares for dividend reinvestment purposes.

Stockholders who elect to hold their Shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the broker as representing the total amount registered in the Stockholder's name and held for the account of beneficial owners who are participating in such Plan. Stockholders that participate in the Plan holding Shares in a brokerage account may not be able to transfer the Shares to another broker and continue to participate in the Plan. Stockholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the Shares are held in the Stockholder's own name and must be in writing and should include the Stockholder's name and address as they appear on the account registration. If the Shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the Stockholder a certificate or certificates for the appropriate number of full Shares and a cash payment for any fractional Shares. In lieu of receiving a certificate, the Stockholder may request the Plan Agent to sell part or all of the Stockholder Shares at the market price and remit the proceeds to the Stockholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Stockholder to take all subsequent distributions in cash. An election will be effective for a dividend or distribution only if it is received by the Plan Agent not less than 10 days prior to the record date for such dividend or distribution.

The Plan Agent will maintain all Stockholders' accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by Stockholders for their tax records. Shares in the account of each Plan participant may be held by the Plan Agent in certificated form in the name of the participant, and each Stockholder's proxy will include those Shares purchased or received pursuant to the Plan.

The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional Shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the Stockholders receiving cash dividends or distributions will receive and should have a cost basis in the Shares received equal to such amount.


The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service change payable by participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.

All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Investor Services, 250 Royall Street, Canton, Massachusetts 02021.

Taxation

The following is intended to be a general summary of certain tax consequences that may result to the Fund and its Stockholders. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Fund. The summary is based on the laws in effect on the date of this prospectus, which are subject to change. For a description of the Federal income tax consequences of the Offer, see "The Offer--Federal Income Tax Consequences of the Offer."

U.S. TAX CONSIDERATIONS


The Fund has elected to be treated and intends to continue to qualify annually to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stocks, securities or currencies and (ii) net income from an interest in a "qualified publicly traded partnership" as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S.
Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar or related business or of one or more "qualified publicly traded partnerships" as defined in the Code; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, for this purpose, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year. For purposes of the diversification requirements described above, the outstanding voting securities of any issuer include the equity securities of a "qualified publicly traded partnership".


As a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years, if any) that it distributes to Stockholders. The Fund intends to distribute to its Stockholders, at least annually, substantially all of its investment company taxable income, as computed for U.S. Federal income tax purposes. To the extent the Fund retains its net capital gain for investment, it will be subject under current tax rates to a Federal income tax at a maximum effective rate of 35% on the amount retained. See "--Distributions" below.

Amounts not distributed on a timely basis in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% federal excise tax payable by the Fund. To avoid the tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To prevent application of the excise tax, the Fund currently intends to make its distributions in accordance with the calendar-year distribution requirement. Compliance with the calendar year distribution requirement may limit the extent to which the Fund will be able to retain its net capital gain for investment.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year to Stockholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its Stockholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders. If the Fund fails to qualify as a regulated investment company in any year, it will be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company and may in certain circumstances be required to pay tax on unrealized gains.

The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investments companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Stockholders. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges and any mark to market gains would be treated as ordinary income.


Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Stockholders, and which will be taxed to Stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Distributions

Dividends paid out of the Fund's investment company taxable income (which includes any net short-term capital gain) will be taxable to a U.S. Stockholder as ordinary income to the extent attributable to the Fund's current and accumulated earnings and profits. Distributions of net capital gain (net long-term capital gain in excess of the sum of net short-term capital losses and any capital loss carryovers from prior years), if any, designated by the Fund as capital gain dividends, are taxable as long-term capital gains, regardless of how long the Stockholder has held the Fund's Shares.

Dividends paid by the Fund will not qualify for the deduction for dividends received by corporations because the Fund's income is not expected to consist of dividends paid by U.S. corporations. The tax rate on certain dividend income and long-term capital gain applicable to non-corporate Stockholders has been reduced for taxable years beginning prior to 2011. Distributions comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock is readily tradable on an established securities market in the United States, but not a foreign corporation which for its taxable year in which such dividends were paid, or the preceding taxable year, is a "passive foreign investment company," as defined in the Code) are treated as "qualified dividend income" eligible for taxation at a maximum tax rate of 15% in the hands of non-corporate Stockholders. A certain portion of the Fund's dividends when paid to non-corporate Stockholders may be eligible for treatment as qualified dividend income. In order for dividends paid by the Fund to be qualified dividend income, the Fund must meet holding period and certain other requirements with respect to the dividend-paying stocks in its portfolio and the non-corporate Stockholder must meet a holding period and certain other requirements with respect to the Fund's shares.

In the event the Fund retains any net capital gains, it may designate such retained amounts as undistributed capital gains in a notice to its Stockholders. In the event such a designation is made, Stockholders subject to U.S. tax would include in income, as long-term capital gains, their proportionate share of such undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the 35% tax paid by the Fund. If the designation is made, for U.S. Federal income tax purposes, the tax basis of Shares owned by a Stockholder would be increased by an amount equal to 65% of the amount of undistributed capital gains included in the Stockholder's income.

Investment company taxable income will be increased or decreased by the amount of foreign currency gains or losses realized by the Fund in connection with the disposition of Won-denominated debt securities as well as changes in Won/dollar exchange rates between the time the Fund accrues a receivable (typically, dividends, interest and payments for securities sold) or payable (typically, expenses and payments for securities purchased) and the time such receivable or payable is satisfied. The Fund cannot predict the impact of such transactions on company taxable investment income. The Fund believes that any foreign currency gains will generally be treated as qualifying income under current federal income tax law for purposes of the gross income requirement described above. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a regulated investment company's business of investing in stock or securities (or options or futures with respect to stocks or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund's foreign currency gains as non-qualifying income for purposes of the gross income requirement described above.

Sales of Shares

Upon the sale or other disposition of Shares of the Fund, a Stockholder generally will realize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale or other dispositions and the Stockholder's adjusted tax basis in the Shares. Such gain or loss will be a capital gain or loss if the Shares are capital assets in the Stockholder's hands and generally will be long-term or short-term depending upon the Stockholder's holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including replacement through the Dividend Reinvestment Plan) within a period of 61 days, beginning 30 days before and ending 30 days after the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Stockholder on a disposition of Fund Shares held by the Stockholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the Stockholder with respect to such shares. In addition, the ability to otherwise deduct capital losses may be limited under the Code.

Foreign Taxes


Korean taxes may be withheld from payments received by the Fund and may apply to the extent the Fund receives income from certain sources. Application of such taxes will reduce amounts available for distribution to Stockholders.

If more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any Korean or other foreign income and similar taxes paid by it as paid by its Stockholders. The Fund anticipates that it will qualify annually to make this election. The Fund will notify Stockholders in writing each year if it makes the election and of the amount of Korean or other foreign taxes, if any, that would be treated as paid by the Stockholders. If the Fund makes the election, the source (for U.S. federal income tax purposes) of the Fund's income will flow through to Stockholders and Stockholders will be required to include their proportionate share of the amount of foreign income and similar taxes paid by the Fund in income even though they do not actually receive such amounts.

Generally, Stockholders itemizing their deductions will be entitled to deduct the amount of Korean or other foreign taxes withheld from distributions to them and, if the Fund so elects, their proportionate share of the Korean or other foreign income and similar taxes paid by the Fund, if any.
Alternatively,

Stockholders who satisfy certain holding period requirements may be eligible to claim a foreign tax credit for such amounts. However, under certain provisions of the Code, Stockholders may not be able to claim a credit for the full amount of Korean or other foreign taxes withheld from distributions or for the full amount of their proportionate share of Korean or other foreign income and similar taxes paid by the Fund. This is because, generally, a credit for foreign taxes is subject to the limitation that it may not exceed the Stockholder's U.S. Federal income tax attributable to his foreign source taxable income. Under the Code, the Fund's distributions are not treated as foreign source income. However, if the Fund elects to treat any Korean or other foreign income and similar taxes paid by it as paid by its Stockholders, the source of the Fund's income will instead flow through to its Stockholders and such income may, at least in part, be foreign source income. Accordingly, the Fund will make such an election whether or not it pays any Korean or other foreign taxes. In addition, Stockholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are satisfied.

Non-U.S. Stockholders may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund, equal to their share of the foreign taxes paid by the Fund, that is subject to the U.S. withholding tax.


Gains, if any, from the sale of securities by the Fund generally will be treated as derived from U.S. sources and certain currency fluctuation gains, if any, from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. In addition, the foreign tax credit is available only to the extent of the U.S. tax that would otherwise be payable on foreign source income. Thus, even if the source of the Fund's income passes through to Stockholders, Stockholders may be unable to claim a credit for the full amount of the Korean or other foreign taxes withheld from distributions or for the full amount of their proportionate share, if any, of the Korean or other foreign taxes paid by the Fund.

The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each Stockholder, Stockholders are advised to consult their own tax advisers.

Backup Withholding


The Fund may be required to withhold for U.S. Federal income taxes 28% of all taxable distributions payable to Stockholders who fail to provide the Fund with their certified U.S. taxpayer identification number (or certificate regarding foreign status) or to Stockholders otherwise subject to U.S. backup withholding. Similarly, proceeds from the sale or other disposition of Shares of the Fund in the United States may be subject to backup withholding if the Stockholder fails to provide a certified U.S. taxpayer identification number (or certificate regarding foreign status) and make other certifications in connection with the transaction, or if the Stockholder is otherwise subject to U.S. backup withholding. Corporate Stockholders and other Stockholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the Stockholder's U.S. Federal income tax liability, provided that the required information is furnished to the Internal Revenue Service.


FOREIGN STOCKHOLDERS

U.S. taxation of a Stockholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("Foreign Stockholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such Stockholder. Ordinarily, income from the Fund will not be treated as so "effectively connected."

Income Not Effectively Connected

If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the Foreign Stockholder, distributions of investment company taxable income generally will be subject to a U.S. tax of 30% (or lower treaty rate), which tax generally will be withheld from such distributions. Foreign Stockholders may be subject to U.S. tax at the rate of 30% (or lower treaty rate) of the income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its Stockholders, but may not be able to claim a credit or deduction for the foreign taxes treated as having been paid by them.


Capital gain dividends and amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the Foreign Stockholder is a non-resident alien individual, is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this rule applies only in exceptional cases because any individual present in the United States for more than 182 days during a calendar year is generally treated as a resident for U.S. federal income tax purposes, subject to U.S. federal income tax on his worldwide income at the graduated rates applicable to U.S. citizens, rather than to the 30% U.S. withholding tax. In the case of a Foreign Stockholder who is a non-resident alien individual, the Fund may be required to withhold U.S. federal income tax at a rate of 28% of a capital gain dividend. See "--Backup Withholding" above. If a Foreign Stockholder is a non-resident alien individual, any gain he realizes upon the sale of his Fund Shares in the United States will ordinarily be exempt from U.S. tax unless (1) he is physically present in the United States for more than 182 days during the taxable year or is otherwise considered to be a resident alien of the United States or (2) backup withholding applies. See "--Backup withholding" above.

Dividends derived by a regulated investment company from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to stockholders who are nonresident aliens and foreign entities, if and to the extent properly designated as "interest-related dividends" or "short-term capital gain dividends," are not subject to U.S. withholding tax. It is uncertain, however, what portion, if any, of the Fund's distributions will be designated as short-term capital gains exempt from withholding in the hands of nonresident and foreign stockholders, and it is not expected that the Fund will be able to designate any payments as qualifying net interest income. These provisions generally apply to distributions with respect to taxable years of the Fund beginning before January 1, 2008. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax. Foreign stockholders are urged to consult their own tax advisers with respect to the provisions discussed above.


Income Effectively Connected

If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a Foreign Stockholder, then distributions of investment company taxable income and net capital gains, amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale of Shares of the Fund, will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Such Stockholders may also be subject to the branch profits tax imposed under the Code.

The tax consequences to a Foreign Stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TAX CONSIDERATIONS

Distributions from the Fund and sales or other dispositions of Shares of the Fund may be subject to additional state, local and foreign taxes depending on each Stockholder's particular situation. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

KOREAN TAXES

The Fund does not intend to engage in activities that will create a permanent establishment in Korea within the meaning of the income tax treaty between the United States and Korea (the "U.S.-Korean Tax Treaty"). Therefore, the Fund generally will not be subject to any Korean income taxes other than those Korean withholding taxes described below.

If the U.S.-Korean Tax Treaty did not apply to the Fund, the total rate of Korean withholding taxes (including the resident tax) imposed on the dividend and interest income derived by the Fund from Korean corporations would be 27.5%, and capital gains derived by the Fund from the sale of Korean stock or other securities, with certain exceptions, would be subject to a Korean withholding tax equal to the lower of (i) 11% of the gross sales proceeds, or
(ii) 27.5% of the difference between the gross sales proceeds and the acquisition cost and certain direct transaction costs of the stock or security sold, provided that the Fund can provide satisfactory evidence of the acquisition cost and certain direct transaction costs.

Under current Korean law, when the U.S.-Korean Tax Treaty benefits apply, (i) payments to the Fund of interest income by Korean corporations will be subject to a 12% Korean withholding tax plus a resident surtax of 10% of such withholding tax, for a total Korean tax of 13.2% , and (ii) dividends received by the Fund from Korean corporations will generally be subject to a 15% Korean withholding tax and a resident surtax of 10% of such withholding tax, for a total Korean tax of 16.5%. The rate of this total tax on dividends will be reduced to 11% if the Fund owned at least 10% of the outstanding voting shares of the Korean corporation paying the dividend during the part of the Korean corporation's taxable year preceding the date of dividend payment and if certain other conditions are satisfied. See "Risk factors and special considerations--Risks Relating to the Fund and its Operations--Investment restrictions and foreign exchange controls may adversely affect the Fund's performance." Under current Korean law, when the U.S.-Korean Tax Treaty benefits apply, capital gains derived by the Fund upon the sale of stock or other securities of Korean corporations will be generally exempt from any Korean withholding tax.


The reduced tax rate and exemption under the provisions of the U.S.-Korean Tax Treaty apply to the dividends and interest derived by the Fund from Korean corporations and capital gains on securities sold unless both (i) the Fund is treated by the Korean tax authorities as being subject to United States federal income tax on those types of income in an amount substantially less than the United States federal income tax generally imposed on corporate profits, because of special measures under United States federal income tax law with respect to those types of income and (ii) at least 25% of the Fund's outstanding Shares are considered owned, directly or indirectly, by one or more persons who are not individual residents of the United States.


The Korean Ministry of Finance and Economy has ruled that a U.S. investment company whose shares are listed on a stock exchange and publicly traded by investors will not be considered as having 25% or more of its outstanding shares owned by persons who are not individual residents of the United States, as long as the number of shares of such company underwritten by underwriters other than U.S. underwriters is less than 25% of the aggregate number of shares offered. The Korean Ministry of Finance and Economy has confirmed to the same effect by its ruling dated November 17, 1993, issued in connection with the Korean tax treatment of the Fund. The number of the Fund's Shares underwritten by underwriters other than U.S. underwriters was less than 25% of the aggregate number of Shares offered, and the Fund's Shares are listed on the New York Stock Exchange, the Boston Stock Exchange and the Osaka Securities Exchange. Accordingly, the benefits of the U.S.-Korean Tax Treaty are available to the Fund.

In order for a non-resident or foreign corporation ("Non-Resident") to obtain the benefit of a tax treaty exemption on certain Korean source income (e.g., capital gain) under an applicable tax treaty, Korean law requires such Non-Resident (or its agent) to submit to the payer of such Korean source income an application for a tax exemption along with a certificate of tax residence of such Non-Resident issued by a competent authority of the Non-Resident's country of tax residence, subject to certain exceptions. The payer of such Korean source income, in turn, is required to submit such application to the relevant district tax office by the ninth day of the month following the date of the first payment of such income. However, this requirement will not apply to exemptions under Korean tax law.


Whether or not the U.S.-Korean Tax Treaty applies, capital gains derived by a Non-Resident without a permanent establishment in Korea from the transfer of stocks in a Korean company that are listed on the KRX may be exempt from Korean withholding tax if such Non-Resident, together with certain related parties, has not owned 25% or more of the stocks of such Korean company at any time during the year of sale and the five calendar years before the year of sale and if the Non-Resident has transferred such shares on the KRX or the Korea Electronic Communications Network. Further, payments of interest to a Non-Resident on certain bonds denominated in a foreign currency issued by Korean entities are currently exempted from income taxes, including withholding taxes, by virtue of the Korean Tax Exemption and Limitation Law. As a result of such exemptions, the resident surtax referred to above is also eliminated.


The Korean tax treatment described above with respect to the income derived by the Fund could change in the event of changes in Korean or United States tax laws, or, changes in the terms of or the interpretation by the Korean tax authorities of the U.S.-Korean Tax Treaty.

Under current Korean law, no Korean inheritance and gift tax will apply to any testamentary, intestate or inter-vivos transfer of the Shares of the Fund unless the decedent donor or donee, as the case may be, is domiciled in Korea.


A securities transaction tax is payable on the transfer by the Fund of shares or warrants issued by a Korean company at the rate of 0.15% of the sale price of the shares or warrants to subscribe for shares if such shares or warrants are traded on the Stock Market Division of the KRX, or 0.3% of the sale price of the shares or warrants to subscribe for shares if such shares or warrants are traded on the KOSDAQ Market Division of the KRX. If the shares or warrants are traded outside the KRX, the tax is payable at the rate of 0.5% of the sale price in general. Generally, the transferor of the shares or warrants pays the securities transaction tax. When the transfer is effected through a securities settlement company, such settlement company is generally required to withhold and pay the tax to the tax authority. When such transfer is made through a securities company only, such securities company is required to withhold and pay the tax. Where the transfer is effected by a Non-Resident without a permanent establishment in Korea, other than through a securities settlement company or a securities company, the transferee is required to withhold the securities transaction tax. The securities transaction tax is not an income tax and therefore does not qualify as a foreign tax that can be passed through to Stockholders. Effective from July 1, 1994 until June 30, 2014, an agriculture and fishery community special surtax has been imposed on transactions of shares or warrants on the Stock Market Division of the KRX at the rate of 0.15% of the sale price.

Korean stamp duty will not apply to the sale of Korean securities made on the KRX or over the counter by the Fund.

Capital stock

The following summary of the terms of the stock of the Fund does not purport to be complete and is subject to and qualified in its entirety by reference to the MGCL and the Fund's Charter and Bylaws.

General


Set forth below is information with respect to the Fund's outstanding securities as of October 31, 2006:

                                                              Number of Shares Held by      Number of Shares Issued
        Title of Class          Number of Shares Authorized  the Fund or for its Account        and Outstanding
-------------------------------------------------------------------------------------------------------------------
Common Stock                            100,000,000                     None                       8,409,000




COMMON STOCK


The Fund's Charter authorizes the issuance of up to 100,000,000 Shares of stock, par value $.10 per share, all of which shares have been classified as Common Stock. On October 31, 2006, there were 8,409,000 outstanding Shares of Common Stock, all of which are fully paid and non-assessable. All Shares of Common Stock have equal rights as to dividends, assets and voting and have no conversion, preemptive or other subscription rights. In the event of liquidation, each Share of Common Stock is entitled to its proportion of the Fund's assets after the payment of debts and expenses. Stockholders are entitled to one vote per Share and do not have cumulative voting rights. The Fund's Charter authorizes the Board of Directors to classify and reclassify unissued shares of stock into other classes and series of stock. The Fund holds regular annual meetings of Stockholders in accordance with the laws of Maryland and the rules of the NYSE.

The Shares commenced trading on the NYSE on December 2, 1993. For the quarter ended December, 2007, the highest trading price was $11.44 and the lowest trading price was $10.02. During the same period, the NAV ranged from a low of $10.79 to a high of $12.02. Total trading volume on the NYSE during the period was 2,009,600 shares. On January 11, 2007, the closing price on the NYSE was $[ ] and the NAV was $[ ].


BENEFICIAL OWNERSHIP


As of January 1, 2006, the following persons were known to the Fund to be the beneficial owners of 5% or more of the outstanding Shares:

                                                                                                Percent of the Fund's
                                                    Amount and Nature of Reported                   Common Stock
        Name and Address of Owner                        Beneficial Ownership                    Beneficially Owned
-------------------------------------------------------------------------------------------------------------------------

     City of London Investment Group                        667,837 shares                            7.9%
    PLC and City of London Investment
        Management Company Limited
              10 Eastcheap,
            London, EC3M, 1LX,
              Great Britain

            Genworth Financial                              466,891 shares                            5.6%


                                      66

          6610 West Broad Street
         Richmond, Virginia 23230


NO PREEMPTIVE RIGHTS

No holder of Shares has any preemptive right to acquire from the Fund any capital stock of the Fund whether now or hereafter authorized.

REPURCHASE OF SHARES AND CONVERSION TO AN OPEN-END INVESTMENT COMPANY


The Fund's Shares have traded over time at both a discount and premium in relation to NAV, although the Shares have generally traded at a discount from NAV. Shares of closed-end investment companies frequently trade at a discount from NAV. In recognition of the possibility that the Fund's Shares may continue to trade at a discount, the Fund may from time to time take action to attempt to reduce or eliminate a market value discount from NAV, either by repurchasing Fund Shares in the open market when it can do so at prices below the current NAV, or by making a tender offer for Shares of the Fund. The Board of Directors considers making such repurchases or tender offers on a quarterly basis. The Fund has not previously repurchased Shares in the open market or made a tender offer for its Shares. There is no assurance that the Directors will approve such repurchases and/or tender offers in the future.

There can be no assurance that repurchasing or tendering for Shares of the Fund will result in the Shares trading at a price equal to their NAV. The market price of the Shares of the Fund varies from NAV from time to time. When the Fund repurchases its Shares in the market at a price below their NAV, the NAV of those Shares that remain outstanding will be increased, but this does not necessarily mean that the market price of those outstanding Shares will be affected either positively or negatively. The market price of the Fund's Shares is determined by, among other things, the relative demand for and supply of such Shares in the market, the Fund's investment performance, the Fund's dividends and yield, and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives.

In addition, the Board of Directors may also consider whether to submit to Stockholders a proposal that the Fund be converted to an open-end investment company. Any such proposal would require the favorable votes of the Fund's outstanding Shares then entitled to vote and of the Directors as specified below. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. The Board of Directors may, however, determine that the Fund should not take any action to convert the Fund to an open-end investment company or that, due to the characteristics of the Fund's portfolio securities, it may be inappropriate to convert the Fund to an open-end investment company.


CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND THE CHARTER AND BYLAWS


The MGCL, the Charter and the Bylaws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving Stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

Reclassification and Issuance of Stock

The Fund's Charter authorizes the Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, without the approval of the holders of Common Stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for the holders of Common Stock or otherwise be in their best interest. Any issuance of preferred stock must comply with the requirements of the 1940 Act.

Classified Board of Directors; Vote to Elect Directors


The Board of Directors is divided into three classes of Directors serving staggered terms. Directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualify and, each year, Stockholders will vote on one class of Directors. A classified board may render a change in control of the Fund or removal of the Fund's incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of the Fund's objectives.


The Bylaws provide that a majority of the votes entitled to be cast in the election of Directors shall be required to elect a Director.

Number of Directors; Vacancies; Removal

The Fund's Charter provides that the Fund elects to be subject to various provisions of Subtitle 8 of Title 3 of the MGCL regarding the number of Directors constituting the Board of Directors and the filling of vacancies on the Board of Directors. Accordingly, the number of Directors may be fixed only by the Board of Directors. Additionally, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, if any, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

The Fund's Charter provides that a Director elected by the Stockholders may be removed only by the affirmative vote of at least two-thirds of the shares of stock entitled to vote in the election to fill that directorship. Because the Board of Directors is classified, a Director may be removed only for cause.

Action by Stockholders

Under the MGCL and the Charter, stockholder action can be taken only at an annual or special meeting of Stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Bylaws regarding the calling of a Stockholder-requested special meeting of Stockholders discussed below, may have the effect of delaying consideration of a Stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

The Fund's Bylaws provide that with respect to an annual meeting of Stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by Stockholders may be made only
(1) pursuant to the Fund's notice of the meeting, (2) by the Board of Directors or (3) by a Stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of Stockholders, only the business specified in the Fund's notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to the Fund's notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that Directors will be elected at the meeting, by a Stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meeting of Stockholders

The Bylaws provide that the Chairman of the Board of Directors, the President or the Board of Directors may call a special meeting of Stockholders. The Charter provides that the Fund elects to be subject to various provisions of Subtitle 8 of Title 3 of the MGCL regarding Stockholder-requested special meetings. Accordingly, subject to the satisfaction of certain procedural and informational requirements specified in the Fund's Bylaws, a Stockholder-requested special meeting will be called by the Fund's Secretary only upon the written request of Stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws


Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of Stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a greater or lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund's Charter generally provides for approval of Charter amendments by Stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Fund's Charter also provides that a Charter amendment to make the Common Stock a redeemable security and a proposal to approve a merger or consolidation of the Fund, a statutory share exchange, the sale of all or substantially all of the Fund's assets or the liquidation or dissolution of the Fund requires the approval of the Stockholders entitled to cast at least two-thirds of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of the total number of Directors, such amendment or proposal may be approved by the holders of a majority of the votes entitled to be cast on such a matter. Approval of certain other Charter amendments simply require the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.


The Fund's Bylaws provide that the Board of Directors has exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

The Maryland Business Combination Act

The Fund's Charter provides that the Fund is subject to the provisions of the Maryland Business Combination Act (the "Business Combination Act"). Under the Business Combination Act, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

         o any person who beneficially owns ten percent or more of the voting power of the corporation's shares; or

         o an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.


A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.


After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

         o 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

         o two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder.

The Business Combination Act may discourage others from trying to acquire control of the Fund and increase the difficulty of consummating any offer.


The full text of these provisions can be found in the Fund's Charter and Bylaws, on file with the SEC, but is also available upon request to the Fund at Two World Financial Center, Building B, New York, New York 10281 (or by calling (800) 833-0018). These provisions could have the effect of depriving Stockholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Directors believes that the provisions of the Fund's Charter and Bylaws described above provide the advantage of greater assurance of continuity of Board of Directors and management composition and policies and has determined that the foregoing provisions are in the best interests of the Fund and its Stockholders.

Custodian, transfer agent, dividend disbursing agent and registrar

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, acts as the Fund's custodian.

Computershare Investor Services, 250 Royall Street, Canton, Massachusetts 02021, acts as the Fund's dividend-paying agent and as transfer and service agent and registrar for the Fund's Common Stock and Dividend Reinvestment Plan.

Experts


The financial statements of the Fund incorporated by reference in this prospectus, insofar as they relate to the years ended October 31, 2004, October 31, 2005 and October 31, 2006, audited by Ernst & Young LLP, the independent registered public accounting firm of the Fund have been included in reliance on their report given on their authority as experts in accounting and auditing. Prior to that time, the information was audited by a different independent registered public accounting firm for the Fund, whose reports thereon were unqualified. The principal place of business of Ernst & Young LLP is located at 5 Times Square, New York, New York 10036. The audit services they provide include examination of the financial statements of the Fund, services relating to filings by the Fund with the SEC, and consultation on matters related to the preparation and filing of tax returns.


Distribution arrangements


UBS Securities LLC will act as Dealer Manager for the Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement dated January 11, 2007 among the Fund, the Manager and the Dealer Manager, the Dealer Manager will provide financial advisory and marketing services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for its financial advisory, marketing and soliciting services equal to 3.75% of the aggregate Subscription Price for Shares issued pursuant to the Offer. The Dealer Manager fee will be borne by the Fund and indirectly by all of the Fund's Stockholders, including those who do not exercise their Rights.

The Dealer Manager will reallow to broker-dealers included in the selling group to be formed and managed by the Dealer Manager selling fees equal to 2.50% of the Subscription Price for each Share issued pursuant to the Offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights, solicitation fees equal to 0.50% of the Subscription Price for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based upon the number of Shares held by each broker-dealer through DTC on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificates or, in the absence of such designation, to the Dealer Manager.

In addition, the Fund will pay the Dealer Manager an amount up to $100,000 as a partial reimbursement for its expenses incurred in connection with the Offer. The Fund and the Manager have agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities including liabilities under the 1933 Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund or the Manager in rendering the services contemplated by such

Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under such Agreement.


Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Shares, including Shares acquired through purchasing and exercising the Rights, at prices it sets. The Dealer Manager may realize profits or losses independent of any fees described in this prospectus.

In the ordinary course of their businesses, the Dealer Manager and its affiliates may engage in investment banking or financial transactions with the Fund, the Manager and their affiliates.


The Fund will bear the expenses of the Offer, which will be paid from the proceeds of the Offer. These expenses include, but are not limited to, the expense of preparation and printing of the prospectus for the Offer, the expense of counsel and auditors in connection with the Offer and the out-of-pocket expenses incurred by the officers of the Fund and others in connection with the Offer.

The principal business address of UBS Securities LLC is 299 Park Avenue, New York, New York 10171-0026.


Legal matters


The validity of the shares offered hereby will be passed on for the Fund by Sidley Austin LLP, New York, New York, and certain legal matters relating to the Offer will be passed on for the Dealer Manager by Clifford Chance US LLP, New York, New York. Sidley Austin LLP and Clifford Chance US LLP will rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland. Certain matters of Korean law will be passed upon for the Fund and the Dealer Manager by Kim & Chang, Seoul, Korea.


Financial statements


The Fund's financial statements for the fiscal year ended October 31, 2006, together with the report of Ernst & Young LLP thereon, are incorporated in this prospectus by reference to the Fund's 2006 Annual Report. A copy of the Fund's 2006 Annual Report is available at the SEC's website at www.sec.gov. Copies may also be obtained free of charge upon written or oral request from the Fund's Information Agent, The Altman Group, Inc., at (800) 317-8025 or at 1200 Wall Street West, 3rd Floor, Lyndhurst, New Jersey 07071.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus in connection with the Offer made by this prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, the Manager, the Investment Adviser, the Sub-Advisers or the Dealer Manager. This prospectus does not constitute an offer to sell or the solicitation of any offer to buy any security other than the shares of Common Stock offered by this prospectus, nor does it constitute an offer to sell or a solicitation of any offer to buy the shares of Common Stock by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any such person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create any implication that information contained herein is correct as of any time subsequent to the date hereof. However, if any material change occurs while this prospectus is required by law to be delivered, the prospectus will be amended or supplemented accordingly.


                   -----------------------------------------


TABLE OF CONTENTS
-------------------------------------------------------------------------------

                                                Page                                                   Page
                                                ----                                                   ----
Prospectus summary................................1     Proxy voting policy..............................53
Fund expenses....................................11     Portfolio transactions and brokerage.............54
The Offer........................................13     Portfolio turnover...............................55
Use of proceeds..................................24     Net asset value of Common Stock..................56
The Fund.........................................25     Dividends and capital gain distributions;
Investment objective and policies................26     dividend reinvestment plan.......................56
Investment restrictions..........................29     Taxation.........................................58
Risk factors and special considerations..........30     Capital stock....................................66
Portfolio composition............................41     Custodian, transfer agent, dividend disbursing
Management of the Fund...........................44     agent and registrar..............................71
Code of ethics...................................49     Experts..........................................71
Management and investment advisory arrangements..49     Distribution arrangements........................71
Legal proceedings................................53     Legal matters....................................72
                                                        Financial statements.............................72

                                   [LOGO]



                            Korea Equity Fund, Inc.



                                  Managed by

                      Nomura Asset Management U.S.A. Inc.

PART C

OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1.   Financial Statements

     Schedule of Investments as of October 31, 2006*

     Statement of Assets and Liabilities as of October 31, 2006*

     Statement of Operations for the fiscal year ended October 31, 2006*

     Statements of Changes in Net Assets for the fiscal years ended October 31, 2006 and 2005*

     Notes to Financial Statements*

     Financial Highlights for a share of Common Stock outstanding during each of the fiscal years ended October 31, 2006, 2005, 2004, 2003 and 2002*

     * Incorporated by reference to the Registrant's Annual Report to Shareholders for the fiscal year ended October 31, 2006 filed with the Securities and Exchange Commission (the "Commission") on January 8, 2007 pursuant to Rule 30b2-1 under the Investment Company Act ("1940 Act").

2.   Exhibits


a)   Articles of Incorporation, dated September 3, 1993(a)

b)   Amended and Restated Bylaws of the Fund(a)


c)   Not Applicable

d)   1)   Portions of the Articles of Incorporation and Bylaws of the Fund
          defining the rights of holders of shares of Common Stock of the Fund(b)

     2)   Form of specimen certificate for shares of Common Stock of the Fund

     3)   Form of Subscription Certificate

     4) Form of Notice of Guaranteed Delivery and Form of Beneficial Owner Certification Form


e)   Dividend Reinvestment Plan(a)


f)   Not Applicable


g)   1)   Management Agreement between Registrant and Nomura Asset Management
          U.S.A. Inc. (the "Manager")(a)

     2) Investment Advisory Agreement between the Manager and Nomura Asset Management Co., Ltd. (the "Investment Adviser")(a)

     3) Investment Sub-Advisory Agreement between the Investment Adviser and Nomura Asset Management-Hong Kong Limited(a)

     4) Investment Sub-Advisory Agreement between the Investment Adviser and Nomura Asset Management Singapore Limited(a)


h) Form of Dealer Manager Agreement among the Registrant, the Manager and UBS Securities LLC

i)   Not applicable

j)   Custodian Contract between the Fund and Brown Brothers Harriman & Co.(a)


k)   1)   Accounting Agency Agreement between the Fund and Brown Brothers
          Harriman & Co.(a)


     2) Registrar, Transfer Agency and Service Agreement between the Fund and Computershare Investor Services, Inc.


     3) Form of Subscription Agent Agreement between Registrant and The Colbent Corporation


     4) Form of Information Agent Agreement between Registrant and The Altman Group, Inc.

l)   1)   Opinion and consent of Sidley Austin LLP, counsel to the Fund

     2) Opinion and consent of Venable LLP, special Maryland counsel to the Fund

     3)   Consent of Kim & Chang, special Korean counsel to the Fund

m)   Not applicable

n) Consent of Ernst & Young LLP, independent registered public accounting firm for the Fund with respect to the financial statements for the year ended October 30, 2006

o)   Not applicable

p)   Not applicable

q)   Not applicable


r)   1)   Code of Ethics of Registrant and the Manager adopted pursuant to Rule
          17j-1 under the 1940 Act (a)

     2) Codes of Ethics of the Investment Adviser and the Sub-Advisers adopted pursuant to Rule 17j-1 under the 1940 Act (a)


---------------

(a) Filed or refiled on January 5, 2007 as an exhibit to the Registrant's Registration Statement on Form N-2 (File No. 333-138220).


(b) Reference is made to Article V, Article VI (Sections 3 and 6), Article VII, Article VIII, Article X, Article XII, Article XIII, Article XIV and
     Article XV of the Fund's Articles of Incorporation, to be filed as Exhibit (a) to this Registration Statement; and Article II, Article III (sections 3, 4 and 14), Article VI, Article VII, Article XII, and Article XIII of the Registrant's Amended and Restated By-Laws, to be filed as Exhibit (b) to this Registration Statement.


ITEM 26.  MARKETING ARRANGEMENTS

Not Applicable

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:




  Registration fees                                                  $   10,000
  NYSE listing fee                                                       20,000
  Printing and Postage (including subscription certificates)             40,000
  Legal fees and expenses                                               350,000
  Accounting fees and expenses                                           20,000
  NASD fees                                                               8,000
  Dealer Manager's fees and reimbursement of expenses                   100,000
  Subscription Agent fee and expenses                                    15,000
  Information Agent fees and expenses                                    10,000
  Miscellaneous                                                          27,000
                                                                ----------------
       Total                                                         $ 600,0000
                                                                ================


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES


TITLE OF CLASS                               NUMBER OF RECORD HOLDERS AT
                                             January 4, 2007
Common Stock, par value $0.10 per share      55


ITEM 30. INDEMNIFICATION

Reference is made to Article VI of the Fund's Articles of Incorporation,
Article VI of Fund's Bylaws, Section 2-418 of the Maryland General Corporation Law, the Management Agreement filed as Exhibit (g)(1), the Investment Advisory Agreement filed as Exhibit (g)(2) and the Dealer Manager Agreement filed as Exhibit (h).

Maryland law permits the Fund to include in its charter (the "Charter") a provision limiting the liability of the Fund's Directors and officers to the Fund and the stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Charter of the Fund contains such a provision which eliminates Directors' and officers' liability to the fullest extent permitted by Maryland law.

Article VI of the Charter of the Fund provides that each officer and director of the Fund shall be indemnified by the Fund to the full extent permitted under the General Laws of the State of Maryland, subject to the provisions of the Investment Company Act of 1940 (the "1940 Act"). Article VI of the Fund's Bylaws obligates the Fund to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former Director or officer of the Fund and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a Director or officer of the Fund and at the request of the Fund, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. The Fund may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Fund in any of the capacities described above and to any employee or agent of the Fund or a predecessor of the Fund. The Fund has been advised that such indemnity shall not protect any such person against any liability to the Fund or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Fund to indemnify such person must be based upon the reasonable determination of independent counsel for non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Fund's Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as the conditional advancing of indemnification moneys for actions based upon the 1940 Act may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Fund by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Fund without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Fund's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

The Fund may purchase insurance on behalf of an officer or director protecting such person, to the full extent permitted under the Maryland law, from liability arising from his or her activities as officer or director of the Fund. The Fund, however, may not purchase insurance on behalf of any officer or director of the Fund that protects or purports to protect such person from liability to the Fund or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


Reference is made to Article V of the Management Agreement filed as Exhibit
(g)(1) herewith relating to limitation of liability of the Manager, to Article V of the Investment Advisory Agreement filed as Exhibit (g)(2) herewith for provisions relating to limitation of liability of the Investment Adviser, to
Article IV of the Investment Sub-Advisory Agreement filed as Exhibit (g)(3) herewith for provisions relating to limitation of liability of Nomura Asset Management Hong Kong Limited ("NAM-Hong Kong") as an investment sub-adviser and to Article IV of the Investment Sub-Advisory Agreement filed as Exhibit
(g)(3) herewith for provisions relating to limitation of liability of Nomura Asset Management Singapore Limited ("NAM-Singapore") as an investment sub-adviser.


Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Fund and the principal underwriter pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer, or controlling person of the Fund and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by the controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Pursuant to the management and advisory arrangements described in the prospectus constituting Part A of this Registration Statement, the Fund's Manager, Nomura Asset Management U.S.A. Inc., is responsible for providing the Fund with advisory services. The Manager has entered into an Investment Advisory Agreement with Nomura Asset Management Co., Ltd. (the "Investment Adviser"). The Investment Adviser has entered into Investment Sub-Advisory Agreements with NAM-Hong Kong and NAM-Singapore.

(a) The Manager provides investment advisory services to United States and foreign clients. The Manager also acts as an investment adviser to Japan Smaller Capitalization Fund, Inc. (registered closed-end investment company). The principal address of the Manager is Two World Financial Center, Building B, New York, New York 10281.

Set forth below is a list of each executive officer and director of the Manager, indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since December 1, 2004 for his own account or in the capacity of director, officer, partner or trustee.



                                                                       Other Substantial Business, Profession,
            The Name                  Position With Manager                     Vocation or Employment
-------------------------------------------------------------------------------------------------------------------
Hiroshi Terasaki                  President and Director         President and Director of the Fund since 2005;
                                                                 Managing Director Nomura Asset Management-U.K.
                                                                 Limited from 2003 until 2005.

                                      5

Yoichi Suefuji                    Treasurer and Director         Previously Senior Manager at Nomura Asset
                                                                 Management Co., Ltd.
Marti G. Sbrahmanyam              Director                       Charles E. Merrill Professor of Finance, Economics
                                                                 and International Business, New York University
                                                                 since 1991.
Kenneth L. Munt                   Managing Director and          Vice President of the Fund since 2001.
                                  Secretary
Neil A. Daniele                   Managing Director and          Secretary of the Fund since 2002.
                                  Chief Compliance Officer
Mark R. Meyer                     Managing Director              _____
Jun Arima                         Senior Director                Previously at Mizuho Financial Group from 2005
                                                                 until 2006.
Rita Chopra-Brathwaite            Vice President                 Treasurer of the Fund since 2002.

Sanjiv Jhaveri                    Senior Vice President          _____
Michael A. Morrongiello           Senior Vice President          _____



-------------------------------------------------------------------------------
(b) The Investment Adviser provides investment advisory services to Japanese and international clients. The Investment Adviser is an investment adviser to Japan Smaller Capitalization Fund, Inc. (a U.S. registered closed-end investment company). The principal address of the Investment Adviser is 1-12-1, Nihombashi, Chuo-ku, Tokyo 103-8260, Japan.

Set forth below is a list of the principal officers and directors of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since December 1, 2004 for his own account or in the capacity of director, officer, partner or trustee.

                                          Position With                 Other Substantial Business, Profession,
             Name                       Investment Adviser                       Vocation or Employment
---------------------------------------------------------------------------------------------------------------------
Takumi Shibata                   President and CEO, Director       Outside Director, Nomura Trust & Banking Co.,
                                                                   Ltd.
Yukio Suzuki                     Director                          Director, Nomura Holdings, Inc.
                                                                   Outside Director, Nomura Trust & Banking Co., Ltd.
Akihiko Nakamura                 Outside Director                  Senior Managing Director, Chief Information
                                                                   Officer, Nomura Holdings, Inc.
                                                                   Senior Managing Director, Nomura Securities, Co.,
                                                                   Ltd.
Tetsu Ozaki                      Outside Director                  Senior Managing Director, Head of Group Corporate
                                                                   Strategy, Nomura Holdings, Inc.
                                                                   Senior Managing Director, Nomura Securities Co.,
                                                                   Ltd.
Daisuke Suzuki                   Outside Director                  _____
Shinji Kitamura                  Outside Director                  _____
Kamezo Nakai                     Executive Vice President          _____
Takahide Mizuno                  Executive Vice President          Director, Nomura Asset Management Delaware Inc.
                                                                   Outside Director, FQN Management LLC
Atsushi Yoshikawa                Executive Vice President          Director, Nomura Asset Management Delaware Inc.
                                                                   Outside Director, FQN Management LLC
Shigeru Fujinuma                 Executive Managing Director       Managing Director, Nomura Asset Management Hong
                                                                   Kong Limited
                                                                   Managing Director, Nomura Asset Management
                                                                   Singapore Limited
                                                                   Chairman and Director, Nomura Asset Management
                                                                   U.K. Limited
Eiichiro Tabuchi                 Senior Managing Director          _____
Tatsuro Kochi                    Senior Managing Director          _____
Kouichi Goto                     Senior Managing Officer           _____
Yukio Shirokawa                  Senior Managing Officer           _____



                                      6

Takao Omori                      Senior Managing Officer           _____
Tamon Watanabe                   Senior Managing Officer           _____
Mitsugu Toyota                   Senior Managing Officer           _____
Norio Anbe                       Senior Managing Officer           _____

(c) NAM-Hong Kong provides investment advisory services to Japanese and international clients. NAM-Hong Kong is an investment adviser to Japan Smaller Capitalization Fund, Inc. (a U.S. registered closed-end investment company). The principal address of NAM-Hong Kong is 30th Floor, Two International Finance Center, 8 Finance Street, Central, Hong Kong.

Set forth below is a list of the principal officers and directors of NAM-Hong Kong indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since December 1, 2004 for his own account or in the capacity of director, officer, partner or trustee.

                                          Position With                 Other Substantial Business, Profession,
             Name                         NAM-Hong Kong                          Vocation or Employment
---------------------------------------------------------------------------------------------------------------------
Yasuhiro Yokota                  President and Managing Director   _____
Shigeru Fujinuma                 Director                          Executive Managing Director, Nomura Asset
                                                                   Management Co., Ltd.
                                                                   Managing Director, NAM-Singapore
                                                                   Chairman and Director, Nomura Asset Management
                                                                   U.K. Limited
Masahiro Umemori                 Director                          Managing Director, Nomura Asset Management
                                                                   Singapore Limited

(d) NAM-Singapore provides investment advisory services to Japanese and international clients. NAM-Singapore is an investment adviser to Japan Smaller Capitalization Fund, Inc. (a U.S. registered closed-end investment company). The principal address of NAM-Singapore is 6 Battery Road 34-02, Singapore 049909.

Set forth below is a list of the principal officers and directors of NAM-Singapore indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since November 1, 2004 for his own account or in the capacity of director, officer, partner or trustee.

                                          Position With                 Other Substantial Business, Profession,
             Name                         NAM-Singapore                          Vocation or Employment
---------------------------------------------------------------------------------------------------------------------
Masahiro Umemori                 Managing Director                 Managing Director, NAM Hong Kong
Shigeru Fujinuma                 Director                          Executive Managing Director, Nomura Asset
                                                                   Management Co., Ltd.
                                                                   Managing Director, NAM-Hong Kong
Kazuo Watanabe                   Director                          _____

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31 (a) of the 1940 Act, as amended, and the rules promulgated thereunder are maintained at the offices of the Fund (Two World Financial Center, Building B, New York, New York 10281), and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, the Fund's custodian and Computershare Fund

Services, 250 Royall Street, Canton, Massachusetts 02021, the Fund's transfer agent.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

     (1) The Registrant undertakes to suspend offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the NAV of its shares declines more than 10 percent from its NAV as of the effective date of the Registration Statement or (2) the NAV increases to an amount greater than its net proceeds as stated in the prospectus.

     (2)  Not applicable.

     (3)  Not applicable.

     (4)  Not applicable.

     (5)  Registrant undertakes that:

          (a) for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (b) for the purposes of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  Signatures


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, and State of New York, on the 10th day of January, 2007.



                                       Korea Equity Fund, Inc.


                                       By: /s/ Kenneth L. Munt
                                          -----------------------------------
                                                    (Kenneth L. Munt,
                                                     Vice President)



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                  Signature                                    Title                               Date
                  ---------                                    -----                               ----


              Hiroshi Terasaki*                        Director and President
-----------------------------------------------    (Principal Executive Officer)
              (Hiroshi Terasaki)


           Rita Chopra-Brathwaite*                           Treasurer
-----------------------------------------------    (Principal Financial Officer)
          (Rita Chopra-Brathwaite )

           William G. Barker, Jr.*                            Director
-----------------------------------------------
           (William G. Barker, Jr.)

               Rodney A. Buck*                                Director
-----------------------------------------------
                (Rodney Buck)

             David B. Chemidlin*                              Director
-----------------------------------------------
              (David Chemidlin)

                Chor Weng Tan*                                Director
-----------------------------------------------
               (Chor Weng Tan)

               John F. Wallace*                               Director
-----------------------------------------------
              (John F. Wallace)


          /s/ Rita Chopra-Brathwaite                                                         January 10, 2007
-------------------------------------------------------------------------------------


       *By Rita Chopra-Brathwaite, as attorney-in-fact of each person so indicated.

                                 Exhibit Index
                                 -------------

Exhibit No.             Exhibit Description
-----------             -------------------
(2)(a)                  Articles of Incorporation, dated September 3, 1993(a)
                        (2)(b) Amended and Restated Bylaws of the Fund(a)
                        (d)(1) Form of specimen certificate for shares of Common Stock of the Fund (d)(2) Form of Subscription
                        Certificate

(d)(3) Form of Notice of Guaranteed Delivery and Form of Beneficial Owner Certification Form

(d)(4)                  Dividend Reinvestment Plan(a)

(g)(1) Management Agreement between Registrant and Nomura Asset Management U.S.A. Inc. (the "Manager")(a)

(g)(2) Investment Advisory Agreement between the Manager and Nomura Asset Management Co., Ltd. (the "Investment Adviser")(a)

(g)(3) Investment Sub-Advisory Agreement between the Investment Adviser and Nomura Asset Management-Hong Kong Limited(a)

(g)(4) Investment Sub-Advisory Agreement between the Investment Adviser and Nomura Asset Management Singapore Limited(a)

(h) Form of Dealer Manager Agreement among the Registrant, the Manager and UBS Securities LLC

(j)                     Custodian Contract between the Fund and Brown Brothers
                        Harriman & Co.(a)

(k)(1) Accounting Agency Agreement between the Fund and Brown Brothers Harriman & Co.(a)

(k)(2) Registrar, Transfer Agency and Service Agreement between the Fund and Computershare Investor Services, Inc.

(k)(3) Form of Subscription Agent Agreement between Registrant and Computershare Shareholder Services, Inc.

(k)(4) Form of Information Agent Agreement between Registrant and The Altman Group, Inc.

(1)(1) Opinion and consent of Sidley Austin LLP, counsel to the Fund

(l)(2) Opinion and consent of Venable LLP, special Maryland counsel to the Fund

(l)(3)                  Consent of Kim & Chang, special Korean counsel to the
                        Fund

(n) Consent of Ernst & Young LLP, independent registered public accounting firm for the Fund with respect to the financial statements for the year ended October 30, 2006

(r)(1) Code of Ethics of Registrant and the Manager adopted pursuant to Rule 17j-1 under the 1940 Act (a)

(r)(2) Codes of Ethics of the Investment Adviser and the Sub-Advisers adopted pursuant to Rule 17j-1 under the 1940 Act (a)

(a) Filed or refiled on January 5, 2007 as an exhibit to Korea Equity Fund, Inc.'s Registration Statement on Form N-2 (File No. 333-138220).